UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CACHE, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018
(212) 575-3200

                            , 2013

Dear Shareholder:

        On behalf of the officers and directors of Cache, Inc. (the "Company"), you are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 10:00 a.m. on                , 2013, at the offices of Schulte Roth and Zabel LLP at 919 Third Avenue, New York, NY 10022.

        The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes proposals to (i) elect six named nominees as directors, (ii) approve the Company's 2013 Stock Incentive Plan, (iii) approve, on an advisory (nonbinding) basis, the Company's executive compensation, (iv) approve, on an advisory (nonbinding) basis, the frequency of future advisory votes on executive compensation, (v) approve the Agreement and Plan of Merger between the Company and its wholly-owned Delaware subsidiary, Cache, Inc. ("Cache Delaware"), pursuant to which the Company will merge with and into Cache Delaware for the sole purpose of changing the Company's state of domicile, including the approval of the certificate of incorporation of Cache Delaware and (vi) ratify the appointment of Mayer Hoffman McCann CPAs as Cache's independent registered public accounting firm for the fiscal year ending December 28, 2013.

        The Board of Directors unanimously recommends that shareholders vote in favor of each proposal or as the Board of Directors has recommended. We strongly encourage all shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.

Sincerely,
Jay Margolis
Chairman of the Board

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON                        , 2013

TO THE SHAREHOLDERS:

        The Annual Meeting of the Shareholders of Cache, Inc. (the "Company") will be held on                        , 2013 at 10:00 a.m., local time, at the offices of Schulte Roth and Zabel LLP at 919 Third Avenue, New York, NY 10022, for the purpose of considering and acting upon the following proposals, as set forth in the accompanying Proxy Statement:

  1.
  To elect six named nominees as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve the Company's 2013 Stock Incentive Plan.

  3.
  To approve, on an advisory (nonbinding) basis, the Company's executive compensation.

  4.
  To approve, on an advisory (nonbinding) basis, the frequency of future advisory votes on executive compensation.

  5.
  To approve the Agreement and Plan of Merger (the "Plan of Merger") between the Company and its wholly-owned Delaware subsidiary, Cache, Inc. ("Cache Delaware"), pursuant to which the Company will merge with and into Cache Delaware for the sole purpose of changing the Company's state of domicile, including the approval of the certificate of incorporation of Cache Delaware.

  6.
  To ratify the appointment of Mayer Hoffman McCann CPAs, as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013.

  7.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on                        , 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of common stock and delivering it to the Secretary of the Company, or by attending and voting at the Annual Meeting.

        Shareholders of the Company who do not vote in favor of approval of the Plan of Merger may be entitled to assert appraisal rights under the Florida Business Corporation Act, but only if they perfect their appraisal rights by complying with the required procedures under Florida law, which are summarized in the accompanying proxy statement. The procedures required to dissent and perfect appraisal rights are set forth in Sections 607.1301 through 607.1333 of the Florida Business Corporation Act, a copy of which is attached as Appendix D to the proxy statement accompanying this notice. For additional information, see "Rights of Dissenting Shareholders" in the accompanying proxy statement.

        You are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,
Victor J. Coster Secretary

                      , 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on                            , 2013:

        Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012, including financial statements. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The proxy materials and our Annual Report are available at http://www.cstproxy.com/cache/2013.

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

PROXY STATEMENT

        Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors (the "Board") of Cache, Inc. The Board has fixed the close of business on                    , 2013 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock (as defined below) present in person, or represented by proxy, will constitute a quorum at the meeting. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about                    , 2013. In this Proxy Statement, unless otherwise indicated by the context, "we, " "us," "our" and the "Company" refer to Cache, Inc, a Florida corporation. To the extent that the Reincorporation (as defined below) is effected, any reference thereafter to "we," "us," "our" and the "Company" shall refer to Cache, Inc., a Delaware corporation ("Cache Delaware").

        In accordance with the rules of the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2012 ("fiscal 2012") are available at http://www.cstproxy.com/cache/2013.

        Only shareholders of record at the close of business on                    , 2013 will be entitled to vote at the Annual Meeting. At the close of business on such record date, the Company had outstanding                    shares of Common Stock, par value $.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote. Shareholders do not have cumulative voting rights.

        A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

        The following matters are to be submitted for a vote at the Annual Meeting:

  1.
  To elect six named nominees as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve the Company's 2013 Stock Incentive Plan.

  3.
  To approve, on an advisory (nonbinding) basis, the Company's executive compensation.

  4.
  To approve, on an advisory (nonbinding) basis, the frequency of future advisory votes on executive compensation.

  5.
  To approve the Agreement and Plan of Merger (the "Plan of Merger") between the Company and its wholly-owned Delaware subsidiary, Cache, Inc. ("Cache Delaware"), pursuant to which the Company will merge with and into Cache Delaware for the sole purpose of changing the

    Company's state of domicile, including the approval of the certificate of incorporation of Cache Delaware.

  6.
  To ratify the appointment of Mayer Hoffman McCann CPAs, as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013.

  7.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        With respect to Proposal 1, director nominees must receive a plurality of the votes cast at the meeting. Banks, brokers and other intermediaries may not vote uninstructed shares in the election of directors. If your shares are held by a broker or other intermediary and you do not instruct your broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. Therefore, it is important that you cast your vote if you want it to count in the election of directors. With respect to Proposal 2, the Proposal will be approved if the votes cast in favor of such Proposal exceed the votes cast against such Proposal. Proposals 3 and 4 are advisory votes, the results of which will be taken into account by the Company, the Board and the Compensation and Plan Administration Committee (the "Compensation Committee"), but will not be binding on the Company. For purposes of Proposals 1, 2, 3 and 4, broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. With respect to Proposals 5, the Proposal will be approved if a majority of the shares outstanding and entitled to be cast approve the Proposal. For purposes of Proposal 5, abstentions and broker non-votes will have the effect of voting against the Proposal. Where a shareholder has specified a vote with respect to Proposals 1, 2, 3, 4 or 5, such Proxy will be voted as specified. Brokers that do not receive instructions are not entitled to vote on Proposals 1, 2, 3, 4 or 5. With respect to Proposal 6, the Proposal will be approved if the votes cast in favor of the Proposal exceed the votes cast against such Proposal. Where a shareholder has specified a vote for or against Proposal 6, such Proxy will be voted as specified. Brokers that do not receive instructions are entitled to vote on Proposal 6. When your proxy is properly submitted, your shares will be voted as you indicate. If you do not indicate your voting preferences, all the shares represented by the Proxy will be voted as recommended by the Board. Your proxy also will be authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of the Board. Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to vote "FOR," "AGAINST" or "ABSTAIN" on Proposals 2, 3, 5 and 6, to vote "THREE YEARS," "TWO YEARS," or "ONE YEAR" on Proposal 4, or to withhold authority to vote for one or more of the Company's nominees for director.

        The presence of a quorum is required for the Annual Meeting, which is defined as a majority of the votes entitled to be cast at the meeting. Votes withheld from director nominees, abstentions and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum has been reached.

        Under Florida law, shareholders may be entitled to dissent from the Company's merger with Cache Delaware and, if the merger is consummated, to receive "fair value" for their shares in cash by complying with the provisions of dissenters' rights in Florida law that are set forth in Sections 607.1301 through 607.1333 of the Florida Business Corporation Act ("FBCA"), a copy of which is attached as Appendix D hereto. For additional information see "Rights of Dissenting Shareholders."

        The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, PLEASE SIGN,
DATE AND MAIL THE PROXY PROMPTLY.

 QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the Annual Meeting?

        The purpose of the Annual Meeting is to consider and act upon several Proposals, which include voting to (i) elect six named nominees as directors, (ii) approve the Company's 2013 Stock Incentive Plan, (iii) approve, on an advisory (nonbinding) basis, the Company's executive compensation and (iv) approve, on an advisory (nonbinding) basis, the frequency of future advisory votes on executive compensation, (v) approve the Plan of Merger between the Company and Cache Delaware, pursuant to which the Company will merge with and into Cache Delaware for the sole purpose of changing the Company's state of domicile, including the approval of the certificate of incorporation of Cache Delaware and (vi) ratify the appointment of Mayer Hoffman McCann CPAs as Cache's independent registered public accounting firm for the fiscal year ending December 28, 2013.

How do you obtain admission to the Annual Meeting?

        Shareholders of Record.    Shareholders of record must bring a government-issued photo identification card to gain admission to the Annual Meeting.

        Street Name Holders.    To obtain admission to the Annual Meeting, a street name holder must (1) bring a government-issued photo identification card and (2) ask his or her broker or bank for a legal proxy and must bring that legal proxy with him or her to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the Annual Meeting. However, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name, and you are issued a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person.

What different methods can you use to vote?

        By Written Proxy.    Shareholders who elect to receive their proxy materials by mail may vote by mailing the written proxy card.

        By Internet Proxy.    All shareholders of record may also vote by telephone from the U.S., using the toll-free telephone number provided on the proxy card or by the Internet, using the procedures and instructions described on the proxy card. Street name holders may vote by telephone or the Internet if their bank, broker or other shareholder of record makes those methods available. If that is the case, the bank, broker or other shareholder of record will enclose the instructions with the Proxy Statement or other notice of the meeting. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate shareholders' identities, allow shareholders to vote their shares, and confirm that their instructions have been properly recorded.

        In Person.    All shareholders may vote in person at the meeting (unless they are street name holders without a legal proxy, as described above).

What is the Record Date and what does it mean?

        The Record Date is                    , 2013. The Record Date was established by the Board as required by Florida law. Our shareholders of record at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote their shares at the meeting.

How many votes do I have?

        You will be entitled to one vote at the Annual Meeting for each outstanding share of our Common Stock you own as of the Record Date. As of the Record Date, there were                  shares of Common Stock issued and outstanding and eligible to vote.

What are my voting choices for each of the Proposals and what vote is needed to approve each of the Proposals?

        With respect to Proposal 1, director nominees must receive a plurality of the votes cast at the meeting. You may vote "FOR" any director nominee or you may "WITHHOLD AUTHORITY" from voting for any director nominee. Banks, brokers and other intermediaries may not vote uninstructed shares in the election of directors. Brokers that do not receive instructions are not entitled to vote on Proposal 1. Therefore, it is important that you cast your vote if you want it to count in the election of directors. The Board recommends a vote "FOR" each of the director nominees.

        For the vote to approve each of Proposals 2 and 3, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting. Brokers that do not receive instructions are not entitled to vote on Proposals 2 and 3. Proposals 2 will be approved if the votes cast for approval of the Proposal exceeds the votes cast against it. Proposal 3 is an advisory vote, the results of which will be taken into account by the Company, the Board and the Compensation Committee. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 2. The Board recommends a vote "FOR" each of Proposals 2 and 3.

        With respect to Proposal 4, you may vote "THREE YEARS," "TWO YEARS" OR "ONE YEAR," or "ABSTAIN" from voting with respect to the Proposal. Brokers that do not receive instructions are not entitled to vote on Proposal 4. Proposal 4 is an advisory vote, the results of which will be taken into account by the Company, the Board and the Compensation Committee. The Board recommends a vote of "THREE YEARS" for Proposal 4.

        For the vote to approve Proposal 5, you may vote "FOR" or "AGAINST" the Proposal or you may "ABSTAIN" from voting on Proposal 5. Brokers that do not receive instructions are not entitled to vote on Proposal 5. Proposal 5 will be approved if a majority of the shares outstanding and entitled to be cast vote in favor of Proposal 5. Abstentions and broker non-votes will have the effect of voting against Proposal 5. The Board recommends a vote "FOR" Proposal 5.

        With respect to Proposal 6, you may vote "FOR" or "AGAINST" the Proposal or "ABSTAIN" from voting. Brokers that do not receive instructions are entitled to vote on Proposal 6. Proposal 6 will be approved if the votes cast for the Proposal exceed the votes cast against the Proposal. Abstentions will have no effect on the outcome of Proposal 6. The Board recommends a vote "FOR" Proposal 6.

What if a shareholder does not specify a choice for a Proposal when returning a proxy card?

        Shareholders should specify their choice for each Proposal described on the proxy card, if they receive one. However, proxy cards that are signed and returned with no specific instructions will be voted as the Board recommended in this Proxy Statement.

How are broker non-votes counted?

        When a broker returns a proxy or voting instructions, but has not received voting instructions from its customer with respect to any required Proposal and does not vote with respect to such proposal, those shares will be counted as present for purposes of determining the existence of a quorum but will not be counted as voting "FOR" or "AGAINST" the relevant Proposal. As such, broker non-votes will have no effect on the outcome of the vote on Proposals 1, 2, 3 and 4. Broker non-votes will have the effect of voting "AGAINST" Proposal 5 since Proposal 5 requires a majority of the shares outstanding and entitled to be cast to vote "FOR" the Proposal. Brokers are entitled to vote uninstructed shares on Proposal 6.

Whom should I contact if I have other questions?

        If you have other questions or need assistance, please contact the transfer agent, Continental Stock Transfer & Trust Company, by telephone at 917-262-2373, or by email at proxy@continentalstock.com.

 ELECTION OF DIRECTORS

(Proposal 1)

        The Board of the Company presently consists of the following five members: Messrs. Jay Margolis, Gene G. Gage, Charles J. Hinkaty, Michael F. Price and Andrew M. Saul. Messrs. Jay Margolis, Gene G. Gage, Robert C. Grayson, Charles J. Hinkaty, Michael F. Price and J. David Scheiner are each standing for election or re-election, as applicable. Andrew M. Saul is not standing for re-election as a member of the Board and Robert C. Grayson and J. David Scheiner have been nominated for election to the Board. If elected, the size of the Board will increase to six members and Messrs. Grayson and Scheiner will serve on the Board immediately following the Annual Meeting.

        Unless authority to vote on the election of all directors or any individual director is specifically withheld by appropriate designation on the face of the Proxy, the persons named in the accompanying Proxy will nominate as directors the persons named below and vote such Proxy for the election of such persons as directors of the Company. If elected, such persons will serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

        Management does not contemplate that any of the nominees for director will be unable to serve, but if such a situation should arise, the persons named in the accompanying Proxy will nominate and vote for the election of such other person or persons as the Board may recommend following the recommendation of the Nominating and Governance Committee.

Nominees for Director

        Each of our director nominees brings extensive management, leadership, financial and business experience gained through their service in our industry and other diverse businesses. In these roles, they have taken hands-on, day-to-day responsibility for strategy and operations. In addition, our current director nominees bring board experience acquired by significant experience on other boards that broadens their knowledge of board policies and processes, rules and regulations, issues and solutions. In the paragraphs below, we describe specific individual qualifications and skills of our director nominees that we believe will contribute to the overall effectiveness of our Board and its committees.

NAME	AGE	PRINCIPAL OCCUPATION
Jay Margolis	64	Chairman of the Board and Chief Executive Officer(1)
Gene G. Gage	64	Financial Advisor(2)
Michael F. Price	62	Partner, MFP Partners, L.P.(3)
Charles J. Hinkaty	63	Consultant(4)
Robert C. Grayson	68	Consultant(5)
J. David Scheiner	63	Consultant(6)

(1)
Mr. Margolis joined the Company as Chairman of the Board and Chief Executive Officer ("CEO") on February 5, 2013. Prior to joining the Company, Mr. Margolis had been the Chairman of Intuit Consulting since January 2008. He has held senior leadership positions with several high profile retail and apparel companies. Mr. Margolis most recently served as President and Chief Executive Officer of Limited Brands' Apparel Group (Express and Limited Stores), from 2005 to 2012, and was responsible for revamping the product line as well as operations. Prior to Limited Brands, Mr. Margolis was President, Chief Operating Officer and director of Reebok International and Chief Executive Officer and Chairman of the Board of Esprit de Corporation, USA from 2001 to 2004. He also held senior executive positions at Tommy Hilfiger Inc., Liz Claiborne Inc., Cluett Peabody, Inc., Ron Chereskin Menswear and Bidermann Industries. He also sits on the boards of directors of Burlington Coat Factory Warehouse Corporation, Godiva Chocolatier, Inc. and Boston Beer Company. Mr. Margolis has detailed knowledge, valuable perspective and insights regarding the retail apparel industry, including with respect to merchandising, and has significant experience in revamping and growing retail apparel brands. He also has significant board experience, including on the boards of well-known retailers. Mr. Margolis has primary responsibility for development and implementation of our business strategy.

(2)
Mr. Gage has served as one of our directors since September 2004. Since 2002, Mr. Gage has served as the President and Chief Executive Officer of Gage Associates, a firm which provides financial planning and related services to individuals and businesses. Prior to that, Mr. Gage was the Chief Financial Officer and corporate controller for several public companies. He is a Certified Financial Planner and was a Certified Public Accountant from 1973 through 2011. Mr. Gage provides the board with experience in accounting and financial matters.

(3)
Mr. Price was appointed to the Board on April 4, 2013. Mr. Price is the Chief Executive Officer and Managing Member of MFP Investors LLC, the general partner to MFP Partners, L.P. ("MFP Partners"). Prior to founding MFP Partners, Mr. Price was chairman of the board of Franklin Mutual Advisers and Franklin Mutual Series Fund. He had been associated with both entities and their predecessor organizations (Heine Securities Corp and Mutual Shares Fund) since 1975. Mr. Price currently serves as a director of Liquidnet Holdings, Inc., an Investment Advisory Council Member to the Florida State Board of Administration and on boards for The Albert Einstein College of Medicine, Johns Hopkins School of Medicine, Johns Hopkins Berman Institute of Bioethics and Jazz at Lincoln Center. Mr. Price's experience as a director and executive officer of other companies provides the Board with experience in financial and operational matters.

(4)
Mr. Hinkaty was appointed to the Board on April 4, 2013. Since January 2008, Mr. Hinkaty has acted as a consultant. Mr. Hinkaty was the President and Chief Executive Officer and a director of Del Laboratories, Inc. from August 2005 through his retirement in January 2008. From 1985 through August 2005, Mr. Hinkaty held various management positions at Del Laboratories, including Chief Operating Officer. Mr. Hinkaty served as a director of Del Laboratories from 1986 until 2008. Prior to joining Del Laboratories, Mr. Hinkaty served in a variety of executive positions with Bristol Myers Squibb from 1972 until 1984. Mr. Hinkaty is a member of the board of directors of Prestige Brands Holdings, Inc., Renfro Corporation and W.F. Young Inc. and serves as a Trustee of New York University. Mr. Hinkaty previously served as a member of the board of directors of Lornamead Inc., Physicians Formula Inc., Sterling InfoSystems, Inc. and FGX International Inc. Mr. Hinkaty provides the Board with experience in financial, governance and operational matters.

(5)
Mr. Grayson has previously served as the President and CEO of two divisions of The Limited Inc. After his time at The Limited Inc., Mr. Grayson was a director on several boards, including Ann Taylor, Tommy Hilfiger, Sunglass Hut, Urban Brands, Kenneth Cole Productions and St. John Knits. In 2007, Mr. Grayson founded The Grayson Company is a broad based consulting practice focused on the consumer industry with expertise in real estate, store design, merchandising, product presentation, marketing, store operations and back office support functions. Mr. Grayson provides the Board with experience in governance and operational matters specific to our industry.

(6)
Mr. Scheiner has been retired since 2009. Prior to that he served as the President and Chief Operating Officer of Macy's Florida/Puerto Rico, a division of Macy's Inc. from 2007-2009. From 1991-2007, Mr. Scheiner served as Vice Chairman—Director of Stores for Macy's Florida/Burdines. Mr. Scheiner's extensive retail career includes merchandising, marketing, customer service, sales, logistics, operations, distribution, store planning, construction and real estate. Mr. Scheiner provides the Board with experience in operational matters specific to our industry.

Vote Required

        Director nominees must receive a plurality of the votes cast at the meeting. Banks, brokers and other intermediaries may not vote uninstructed shares in the election of directors. If your shares are held by a broker or other intermediary and you do not instruct your broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

Corporate Governance

        In connection with the transactions contemplated by the Investment Agreement entered into by the Company on February 5, 2013, as amended by the first amendment to the Investment Agreement (as so amended, the "Backstop and Investment Agreement"), on April 4, 2013, Arthur Mintz and Morton Schrader resigned from the Board. Upon their resignations, the Board appointed Charles J. Hinkaty and Michael F. Price to the Board to fill the vacancies created by the resignations and each are standing for reelection to the Board as a director nominee. Pursuant to a Voting, Standstill and Indemnification Letter Agreement, entered into by the Company on February 5, 2013, Andrew M. Saul will not stand for re-election. In addition, the Voting Agreement provided, among other things, that, at the Annual Meeting, two individuals designated by MFP Partners (one of whom would be designated by MFP Partners in consultation with Mill Road Capital, L.P. ("Mill Road") and neither of whom would be an individual who served as a director prior to the date of the Voting Agreement) and one individual designated by Mill Road would be nominated for election to the Board, and each of MFP Partners and Mill Road will vote all of their shares of Common Stock in favor of the election of such individuals to the Board, in each case, subject to the terms of the Voting Agreement. MFP Partners has designated Michael F. Price and Robert C. Grayson as director nominees and Mill Road has designated Charles J. Hinkaty as a director nominee, each to stand for election to the Board at the Annual Meeting.

Independent Directors

        The following directors of the Company were the independent directors in fiscal 2012, as that term is defined in the Nasdaq Marketplace Rules and SEC regulations: Messrs. Gage, Mintz, Saul and Schrader. The Board does not have a lead independent director. The current independent directors of the Company are Messrs. Gage, Hinkaty, Price and Saul.

Committees and Meetings

        During fiscal 2012, the Board held six meetings. Each director attended all of the Board meetings, except Mr. Saul who was unable to attend one meeting. Our Board Committees are comprised of independent directors and they held executive session meetings without management on three occasions in fiscal 2012. The Board does not have a policy requiring the attendance by directors at the Annual Meeting. However, all of our directors attended the annual meeting during fiscal 2012, which was held on May 17, 2012.

        The Board has an Audit Committee, a Nominating and Governance Committee, as well as a Compensation Committee. In fiscal 2012, the Audit Committee consisted of Messrs. Gage, Mintz and Schrader. The Audit Committee held four meetings in fiscal 2012. Each then-current member of the Committee attended all such Committee meetings. The Audit Committee currently consists of Messrs. Gage and Hinkaty. When elected, the Audit Committee will consist of Messrs. Gage, Hinkaty and Scheiner, and would be chaired by Mr. Gage.

        The duties of the Audit Committee include meeting with the independent registered public accounting firm and certain personnel of the Company to discuss the planned scope of their examinations and the adequacy of internal controls and financial reporting, reviewing the results of the annual examination of the financial statements and periodic internal audit examinations, reviewing the services and fees of the Company's independent registered public accounting firm, authorizing special investigations and studies and performing any other duties or functions deemed appropriate by the Board. The Board has determined that Mr. Gage is qualified to serve as the Audit Committee's financial expert and Chairman. Mr. Gage is independent, as such term is used in applicable regulations under the Securities and Exchange Act of 1934 (the "Exchange Act").

        The Compensation Committee administers the Company's stock option plans, determines the remuneration arrangements for the most senior executive officers and reviews and approves the remuneration arrangements for the Company's other executive officers. In fiscal 2012, the Compensation Committee consisted of Messrs. Gage, Mintz and Saul. The Compensation Committee held four meetings in fiscal 2012. Each member of the Committee attended all of the meetings, except for Mr. Saul who was unable to attend one meeting. The Compensation Committee currently consists of Messrs. Gage, Hinkaty, Price and Saul. When elected, the Compensation Committee will consist of Messrs. Grayson, Hinkaty and Price, and would be chaired by Mr. Hinkaty.

        In fiscal 2012, the Nominating and Governance Committee consisted of Messrs. Gage, Mintz, Saul and Schrader. The Nominating and Governance Committee is responsible for identifying, evaluating and recommending director nominees to the Board. The Nominating and Governance Committee held three meetings in fiscal 2012. Each member of the Committee attended all of the meetings, except Mr. Saul who was unable to attend one meeting. The Nominating and Governance Committee currently consists of Messrs. Hinkaty and Price. When elected, the Nominating and Governance Committee will consist of Messrs. Hinkaty, Price and Scheiner, and would be chaired by Mr. Price.

        Shareholders who wish to suggest qualified candidates for election to the Board should write to the Secretary, at the Company's headquarters' address. These recommendations should include detailed biographical information concerning the nominee, his or her qualifications to be a member of the Board and a description of any relationship the nominee has to other shareholders of the Company. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Shareholders who wish to nominate a director for election at an annual meeting of shareholders of the Company must comply with the Company's By-Laws regarding shareholder proposals and nominations.

Board Leadership Structure

        The Board does not have a policy on whether or not the roles of CEO and Chairman of the Board should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

        Currently, Mr. Margolis serves as CEO and Chairman of the Board. The Board believes this is the most appropriate structure for the Company at this time because it effectively capitalizes on Mr. Margolis' skills and experience, including over 30 years of leadership roles in the specialty retail industry, including in merchandising and product development and over seven years as a director of a public company.

Risk Management

        We face certain risks, including credit risk, liquidity risk and operational risk. The Board, in fulfilling its risk oversight role, focuses on the adequacy of our overall risk management system. The Board believes an effective risk management system will adequately identify the material risks we face in a timely manner and help us to implement appropriate risk management strategies that are responsive to our risk profile.

        The Audit Committee has been designated to take the lead in overseeing risk management at the Board level. Accordingly, the Audit Committee periodically reviews risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management and other advisors, and strives to generate serious and thoughtful attention to our risk management system, the nature of the material risks the Company faces, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

        Although the Board's primary risk oversight has been assigned to the Audit Committee, the full Board also receives information about the most significant risks that the Company faces. This is principally accomplished through Audit Committee reports to the Board and briefings provided by management and advisors to the Audit Committee. The Board and Audit Committee periodically ask the Company's executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

Committee Charters; Code of Ethics

        The Board has adopted written charters for the Audit, Compensation and Nominating and Governance Committees. These charters are available on our website at http://www.cache.com or in print to any shareholder who requests them by sending a written communication to the Secretary, Cache, Inc., 1440 Broadway, New York, NY 10018.

        The Company has adopted a Code of Ethics that applies to all of the Company's directors, officers and employees. The Code of Ethics is available on our website at http://www.cache.com. Our Code of Ethics also is available in print to any shareholder who requests it by sending a written communication to the Secretary, Cache, Inc., 1440 Broadway, New York, NY 10018. We will disclose any amendment to, other than technical, administrative or non-substantive amendments, or waiver of the Code of Ethics granted to a director or executive officer, by filing a Form 8-K disclosing the amendment or waiver within four business days after its occurrence.

Shareholder Communications

        Company shareholders may communicate with the Board by addressing their communications to one or more directors to our corporate headquarters at 1440 Broadway, 5th Floor, New York, NY 10018. The Company may screen such communications to ensure that the Company forwards only material that is germane to the Company's business to each director to whom the correspondence is addressed.

APPROVAL OF 2013 STOCK INCENTIVE PLAN

(Proposal 3)

        The following description of the 2013 Stock Incentive Plan (the "2013 Plan") is a summary and is qualified in its entirety by reference to the detailed terms of the 2013 Plan, a copy of which is attached as Appendix E hereto. Shareholders are urged to review the 2013 Plan before determining how to vote on this Proposal.

        The Board believes that it is in the best interests of the Company and its shareholders to adopt the 2013 Plan. The 2013 Plan is intended to replace the Company's 2008 Stock Option and Performance Incentive Plan (the "2008 Plan). The Company ceased making grants under the 2008 Plan upon Board approval of the 2013 Plan. The Board initially approved the 2013 Plan on June 13, 2013, subject to the approval of the shareholders at the Annual Meeting.

Purpose of the 2013 Plan

        The purpose of the 2013 Plan is to encourage and enable key employees and directors of the Company to acquire a proprietary interest in the Company through the ownership of Common Stock and other rights with respect to the Common Stock. Such ownership is intended to provide such employees and directors with a more direct stake in the future welfare of the Company and encourage them to remain with the Company. It is also expected that the 2013 Plan will encourage qualified persons to seek and accept employment with the Company and to become and remain directors of the Company.

        The 2013 Plan, if approved, will replace the 2008 Plan. As of June 13, 2013, a total of 65,693 shares were available for issuance under the 2008 Plan. The 2013 Plan contemplates a total of 1,065,693 shares being available for issuance under that plan.

        The Compensation Committee approved and recommended that the Board approve the 2013 Plan. The Board subsequently approved the 2013 Plan, subject to approval by our shareholders. In setting the amount of shares subject to the 2013 Plan, the Compensation Committee and the Board considered the historical amounts of equity awards the Company has granted in the past five years and its expected equity grant needs. The Compensation Committee and Board intend to continue to consider the Company's equity expenditures in a manner that effectively attracts, retains, and motivates individuals to achieve long-term value creation in line with the interests of our shareholders.

Form of Awards

        Awards under the 2013 Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references to "Options" include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock that are restricted ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units that do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

Maximum Shares Available

        The maximum aggregate number of shares of Common Stock available for award under the 2013 Plan is 1,065,693, subject to adjustment as provided for in the 2013 Plan, which represents the sum of 1,000,000 shares of Common Stock plus 65,693 shares of Common Stock otherwise available to be awarded under the 2008 Plan as of the effective date of the 2013 Plan. Shares of Common Stock issued pursuant to the 2013 Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that, prior to the end of the period during which Options may be granted under the 2013 Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of the Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares will be available for subsequent awards under the 2013 Plan.

Administration of the 2013 Plan

        The 2013 Plan will be administered by the Compensation Committee. Among other things, the Compensation Committee will have the power and authority to: (i) grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) designate Options as Incentive Stock Options or Non-qualified Stock Options and determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) grant Tandem Stock Appreciation Rights or Nontandem Stock Appreciation Rights and determine the terms and conditions of such rights; (iv) grant Restricted Shares and determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) grant Performance Shares and Performance Units and determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) grant Unrestricted Shares; and (vii) determine the employees and directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares will be granted.

Eligibility to Participate in the 2013 Plan

        Awards may be made to all employees and directors of the Company or any of its subsidiaries. In determining the key employees and directors to whom awards will be granted and the number to be covered by each award, the Compensation Committee will take into account the nature of the services rendered by such employees and directors, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

Stock Options

        Options may be granted under the 2013 Plan for the purchase of shares of Common Stock. The Compensation Committee may designate Options as either Incentive Stock Options or Non-qualified Stock Options. No grant of an Incentive Stock Option will be made under the 2013 Plan more than ten years after the date the 2013 Plan is approved by the shareholders of the Company.

        The term of each Option granted will be determined by the Compensation Committee. However, no Incentive Stock Option will exercisable after ten years from the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), five years from the date it is granted. Options may require the satisfaction of corporate or individual performance objectives and other vesting standards as the Compensation Committee from time to time determines.

        The purchase price per share under each Option will be specified by the Compensation Committee, but in no event may it be less than 100% of the market price per share of Common Stock on the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the purchase price per share must not be less than 110% of the market price of the Common Stock on the date of grant. In the case of Incentive Stock Options, the aggregate market price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under all plans of the Company may not exceed $100,000. Solely for the purposes of determining whether shares are available for the grant of Incentive Stock Options under the 2013 Plan, the maximum aggregate number of shares that may be issued pursuant to Incentive Stock Options granted under the 2013 Plan shall be 1,065,693 shares of Common Stock, subject to adjustment provided as provided in the 2013 Plan.

        Options may be exercised in whole or in part. Payments for Common Stock upon the exercise of Options must be made in cash or, in the discretion of the Compensation Committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Company withhold from shares of Common Stock otherwise deliverable to the optionee or (iii) a combination of any of the foregoing.

Stock Appreciation Rights

        Tandem Stock Appreciation Rights may be awarded by the Compensation Committee in connection with any Option granted under the 2013 Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Tandem Stock Appreciation Rights will entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the Market Price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered.

        Nontandem Stock Appreciation Rights also may be granted by the Compensation Committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the Compensation Committee will specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be issued. The base price of any Nontandem Stock Appreciation Rights may not be less than 100% of the market price of a share of Common Stock on the date of grant. The exercise of Nontandem Stock Appreciation Rights will entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised.

        Tandem Stock Appreciation Rights may be exercisable only to the extent that the related Option is exercisable and will be exercisable only for such period as the Compensation Committee may determine, which may expire prior to the expiration of the related Option. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option will be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights will not be available for subsequent awards under the 2013 Plan. Nontandem Stock Appreciation Rights will be exercisable during such period as the Compensation Committee may determine.

        The Compensation Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by payment of cash in lieu of all or part of shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the market price of such shares on the date of exercise.

Effect of Change of Control on Options and Stock Appreciation Rights

        If so determined by the Compensation Committee at the time of grant or thereafter, any Options or Stock Appreciation Rights may provide that they will become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Company in which all holders of Common Stock are entitled to participate, and (c) immediately after the first date on which a majority of the directors elected by shareholders to the Board are persons who were not nominated by management in the most recent proxy statement of the Company.

Restricted Shares

        The Compensation Committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees and directors. At the time a grant of Restricted Shares is made, the Compensation Committee will establish a period of time (the "Restricted Period") applicable to the shares. The Compensation Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, in respect of all or any portion of the Restricted Shares. The Compensation Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. Holders of Restricted Shares will have the right to vote the shares; however, holders of Restricted Shares shall not have the right to receive any dividends of cash or property with respect to the shares; provided, that the holders of Restricted Shares shall be entitled to receive any rights distributed to all holders of Common Stock pursuant to a rights offering by the Company ("Rights Offering") and any shares distributed in connection with a stock split or stock distribution to all holders of Common Stock.

        Unless otherwise provided in a written agreement pursuant to the 2013 Plan, any Restricted Shares granted to an employee or director will be forfeited if the employee terminates employment or the director terminates service on the Board prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to the Restricted Shares. Upon forfeiture, the Restricted Shares will be available for subsequent awards under the 2013 Plan. If the employee's employment or director's service on the Board terminates as a result of his or her disability or death, Restricted Shares of such employee or director will be forfeited, unless the Compensation Committee determines otherwise.

Performance Shares

        Each Performance Share granted will be deemed to be equivalent to one share of Common Stock. Any Performance Shares granted will be credited to a performance share account maintained for the recipient. Performance Shares will vest over a period determined by the Compensation Committee.

        With respect to each award of Performance Shares, the Compensation Committee will specify performance objectives that must be satisfied for the recipient to vest in the Performance Shares that have been awarded to him or her. If the performance objectives are partially but not fully met, the Compensation Committee may in its discretion determine that all or a portion of the Performance Shares have vested. If the performance objectives are exceeded, the Compensation Committee may grant additional fully vested Performance Shares to the recipient. The Compensation Committee may also determine that Performance Shares awarded to a recipient will become partially or fully vested upon the recipient's disability or death, the occurrence of a change in control or termination of the employee's employment or the director's service prior to the end of the applicable performance period.

        Following a determination that the performance objectives with respect to particular Performance Shares have been met, or at such later date as the Compensation Committee determines at the time of grant, the Company will pay to the recipient an amount with respect to each vested Performance Share equal to the market price of a share of Common Stock on the payment date or, if the Compensation Committee so specifies at the time of grant, an amount equal to (i) the market price of a share of Common Stock on the payment date less (ii) the market price of a share of Common Stock on the date of grant of the Performance Share. Payment may be in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the Compensation Committee.

        Recipients of Performance Shares will not be entitled to voting rights or cash dividends or other distributions with respect to Common Stock. However, within 60 days from the date of payment of a cash dividend by the Company on the Common Stock, the Compensation Committee may credit a recipient's performance share account with additional Performance Shares having an aggregate market price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

Performance Units

        The award agreement covering Performance Units will specify a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment. With respect to each award of Performance Units, the Compensation Committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Units that have been awarded. If the performance objectives established for a recipient are only partially met, the Compensation Committee may determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a performance period are exceeded, the Compensation Committee may grant additional fully vested Performance Units to the recipient. The Compensation Committee may adjust the Performance Objectives or the initial or ending value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Compensation Committee may also determine that Performance Units awarded to a recipient will become partially or fully vested upon the employee's termination of employment or the director's termination of service due to disability, death or otherwise or upon the occurrence of a change in control.

        If the performance objectives for a performance period have been exceeded, the Compensation Committee shall determine whether additional Performance Units will be granted to the recipient. After such determination, or at such later date as the Compensation Committee determines at the time of the grant, the Company will pay to the recipient an amount with respect to each vested Performance Unit equal to the ending value of the Performance Unit or, if the Compensation Committee so specifies at the time of grant, an amount equal to (i) the ending value of the Performance Unit less (ii) the initial value of the Performance Unit. Payment may be made in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the Compensation Committee.

Unrestricted Shares

        The Compensation Committee may cause the Company to grant Unrestricted Shares to employees or directors at such times and in such amounts as the Compensation Committee determines. No payment will be required for Unrestricted Shares.

Assignment and Transfer

        Options and Stock Appreciation Rights may not be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent and distribution. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death in accordance with the terms of the 2013 Plan. Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted under the 2013 Plan to provide that the recipient may transfer such Non-qualified Stock Options or Stock Appreciation Rights, except that the Compensation Committee may not permit any transfers that would cause the 2013 Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Exchange Act or that would cause any recipient of awards under the 2013 Plan to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act or be subject to liability thereunder.

        Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the restricted period relating to such shares or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee. Performance Shares and Performance Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of at any time.

Modification of the 2013 Plan

        The Board may modify or amend the 2013 Plan, provided that any amendment that would (i) materially increase the aggregate number of shares that may be issued under the 2013 Plan, (ii) materially increase the benefits accruing to employees or directors under the 2013 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2013 Plan, will be subject to the approval of the Company's shareholders, except that any such increase or modifications that may result from adjustments authorized by the 2013 Plan, including in connection with a change in capitalization, will not require shareholder approval. If the 2013 Plan is terminated, the terms of the 2013 Plan will, notwithstanding the termination, continue to apply to awards granted prior to the termination.

Certain Federal Income Tax Consequences

        The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2013 Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be complete and does not describe state or local tax consequences. It is not intended as tax guidance to participants in the 2013 Plan.

Tax Consequences to Participants

        Non-qualified Stock Options.    In general, (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Non-qualified Stock Option, appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of our Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights    No income will be recognized by a participant in connection with the grant of a Tandem Stock Appreciation Right or a Nontandem Stock Appreciation Right. When the Stock Appreciate Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received on the exercise.

        Restricted Shares    The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Performance Awards.    No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.

        Unrestricted Shares    The recipient of Unrestricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Unrestricted Shares, reduced by any amount paid by the participant for such Unrestricted Shares.

Tax Consequences to the Company

        To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Compliance with Section 162(m) of the Code

        The 2013 Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code.

Compliance with Section 409A of the Code

        To the extent applicable, it is intended that the 2013 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2013 Plan and any grants made under the 2013 Plan will be administered in a manner consistent with this intent.

Approval of the 2013 Plan

        Assuming the existence of a quorum, the 2013 Plan will be approved if the votes cast for approval of the proposal exceeds the votes cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
THE ADOPTION OF THE 2013 PLAN

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers, currently and as of the end of fiscal 2012.

Name	Age	Position and Offices
Jay Margolis	64	Chief Executive Officer, Chairman of the Board
Thomas E. Reinckens	59	Former Chief Executive Officer, Chairman of the Board
Margaret J. Feeney	55	Chief Financial Officer, Executive Vice President
Daphne Pappas	52	Executive Vice President, Chief Merchandise Officer
Arnold Cohen	57	Executive Vice President, Chief Marketing Officer
Rabia Farhang	49	Senior Vice President of Concept and Design

        Jay Margolis, age 64. Mr. Margolis joined the Company as Chairman and Chief Executive Officer on February 5, 2013. Prior to joining the Company, Mr. Margolis had been the Chairman of Intuit Consulting since January 2008. He has held senior leadership positions with several high profile retail and apparel companies. Mr. Margolis most recently served as President and Chief Executive Officer of Limited Brands' Apparel Group (Express and Limited Stores), from 2005 to 2012, and was responsible for revamping the product line as well as operations. Prior to Limited Brands, Mr. Margolis was President, Chief Operating Officer and director of Reebok International and Chief Executive Officer and Chairman of the Board of Esprit de Corporation, USA from 2001 to 2004. He also held senior executive positions at Tommy Hilfiger Inc., Liz Claiborne Inc., Cluett Peabody, Inc., Ron Chereskin Menswear and Bidermann Industries. He also sits on the boards of directors of Burlington Coat Factory Warehouse Corporation, Godiva Chocolatier, Inc. and Boston Beer Company.

        Thomas E. Reinckens, age 59. Mr. Reinckens resigned as Chairman and Chief Executive Officer as of February 5, 2013. Mr. Reinckens previously served has served as Chairman and Chief Executive Officer since January 2008.

        Margaret J. Feeney, age 55. Ms. Feeney has served as Executive Vice President, Finance and Chief Financial Officer since May 2005. Prior to that, Ms. Feeney served as Vice President of Finance from 2001 to 2005. Ms. Feeney has served in a variety of financial and operational capacities with us since 1992.

        Daphne Pappas, age 52. Ms. Pappas joined the Company as Executive Vice President, Chief Merchandise Officer on April 3, 2013. For the past ten years, Ms. Pappas served as Vice President of General Merchandising for Burberry America, where she led the Company's women's business. Prior to that, Ms. Pappas was the Divisional Merchandise Manager of Juniors Sportswear at Marcy's East. Ms. Pappas brings over 30 years of retail industry experience to the Company.

        Arnold Cohen, age 57. Mr. Cohen joined the Company as Executive Vice President, Chief Marketing Officer on April 23, 2013. From 2004-2013, Mr. Cohen has been the managing director of Raspberry Red, a consulting firm focused on digital strategies and web marketing. From 2006-2013, Mr. Cohen has been a partner and director of Violife. From 2009-2013, Mr. Cohen has served as a partner in Adrianna Jovine Designs. From 2009-2012, Mr. Cohen also served as an executive and consultant for American Eagle Outfitters, where he developed and/or led innovative strategic initiatives. Mr. Cohen brings over 30 years of retail industry experience to the Company.

        Rabia Farhang, age 49. Ms. Farhang has served as Executive Vice President and General Merchandise Manager from November 2009 to April 2013. In April 2013, Ms. Farhang's title was changed to Senior Vice President of Design. Prior to joining us, Ms. Farhang served as Vice President of Merchandising for White House Black Market, a division of Chico's, an apparel manufacturing and distribution company, from April 2006 to November 2009. Prior to 2006, Ms. Farhang held various management positions in Merchandising for White House Black Market.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview; Principal Objectives Driving Compensation Practices

        Our compensation philosophy, reflected in our compensation practices for fiscal 2012, was developed to drive the achievement of our two key business objectives: sales growth and net income growth.

        We designed our compensation programs so that if targeted objectives are achieved, total compensation to the named executive officer will increase. "Total compensation" includes the sum of base salary, short-term cash incentive compensation and equity incentive compensation. Recognizing the importance of implementing pay-for-performance practices, we have historically structured our compensation programs so that if the Company's performance exceeds target levels, total compensation to the named executive officer may increase further. If the Company, however, fails to achieve its targeted objectives, total compensation will not increase. We may set target compensation on an ad hoc basis, such as when we believe that it is important to attract or retain key executive officers.

        We use both equity and cash in our incentive-based compensation. We designed our short-term incentive compensation to reward named executive officers for the Company's achievement of annual goals and our long-term incentive compensation to reward them based on longer term corporate performance. Our short-term incentive compensation is paid in cash and our long-term incentive compensation is primarily comprised of equity components. The Compensation Committee reviews annually the allocation between the short- and long-term and cash and equity elements of compensation and determines the distribution based on the Company's current business goals and competitive market practices.

        We offer minimal perquisites to our named executive officers. Our named executive officers participate in a broad-based, tax-qualified pension plan on terms that do not favor such executives. The Company does not offer any supplemental retirement plans to its named executive officers.

Processes for Determining Compensation for our Named Executive Officers

  Participation of Compensation Consultant and Management

        During fiscal 2012, the Compensation Committee reviewed the compensation practices and programs relating to our named executive officers to ensure that their design was consistent with the Company's key business objectives. Our CEO and our Chief Financial Officer regularly met with the Compensation Committee to assist the Committee in making compensation decisions regarding our named executive officers. We believe that, since our management had extensive knowledge regarding our business, they were in a position to provide valuable input. For example, our Chief Financial Officer provided input relevant to setting performance goals. Our CEO made recommendations to the Compensation Committee regarding the compensation of his direct reports.

        The Compensation Committee engaged the Hay Group, an independent external compensation consultant, to benchmark the Company's compensation relative to its peer companies. The Hay Group assisted the Compensation Committee in defining the appropriate peer companies for executive compensation. The group of peer companies are listed below under the heading "Peer Group" (the "Peer Group").

  Process for Determining Compensation Levels

        Our process for setting named executive officer compensation consists generally of the Compensation Committee establishing overall compensation targets for each named executive officer and allocating that compensation between base salary and annual bonus compensation. As part of the

Compensation Committee's annual evaluation of compensation of our named executive officers, the Committee reviews each component of the named executive officer's compensation. The specific elements of compensation to be considered by the Compensation Committee include:

  •
  base salary;

  •
  annual cash incentive awards and any other bonuses, if applicable;

  •
  equity and long-term cash incentive compensation;

  •
  amounts realized upon the vesting of restricted stock and exercise of stock options;

  •
  the value of the Company's unvested restricted stock and un-exercisable stock options held by such executive officer;

  •
  perquisites and other personal benefits;

  •
  potential payments upon various termination scenarios, including change in control; and

  •
  any earnings under the Company's deferred compensation and pension plans, if the executive participates.

        In determining compensation, the Compensation Committee also reviews the named executive officer's performance against Company values, including integrity, results, teamwork, communication, judgment and personal growth.

        Mr. Margolis was hired during fiscal 2013. His compensation was determined through arms'-length negotiations between him and the Company. Mr. Margolis' compensation structure is aligned with our compensation philosophy. The compensation provided to Mr. Margolis under his employment agreement ranks near the 75th percentile among the Peer Group. In setting Mr. Margolis' compensation arrangements, the Compensation Committee and the Board considered, among other things, the current business condition of the Company, its results of operations and prospects, the qualifications and background of Mr. Margolis, other potential senior-level hires instead of Mr. Margolis and their relative level of experience, the existing management-level personnel of the Company and Mr. Margolis' anticipated ability to materially improve the financial performance of the Company. Furthermore, the Company considered that MFP Partners and Mill Road were unlikely to enter into the Backstop and Investment Agreement if the Company also did not hire Mr. Margolis.

Compensation Methodology and Determination

Peer Group

        The Compensation Committee engaged the Hay Group to benchmark the Company's compensation relative to its peer companies. The Compensation Committee reviewed the Peer Group to determine its appropriateness for fiscal 2012. Following review, the Compensation Committee determined that the Peer Group consisting of the 12 publicly traded retailers listed below was appropriate since all of the companies in the Peer Group serve similar markets and/or sell similar products. The following chart sets forth certain information relating to the Peer Group.

	Peer Group (numbers in millions)
Company	Total Revenue	Net Income	Market Cap
Ann Inc.	$1,980.2	$73.4	$1,228.5
Chicos Fas Inc.	$1,905.0	$115.4	$1,743.9
Coldwater Creek Inc.	$981.1	$(44.1)	$102.9
Bebe Stores Inc.	$493.3	$(1.8)	$619.4
Casual Male Retail Grp Inc.	$393.6	$15.4	$156.6
Vera Bradley Inc.	$366.1	$46.2	$1,306.4
True Religion Apparel Inc.	$363.7	$43.5	$883.8
Body Central Corp.	$243.4	$9.8	$342.2
Bakers Footwear Group Inc.	$185.6	$(9.3)	$7.4
Design Within Reach Inc.	$178.9	$(24.0)	$1.9
Frances Scas Holdings Corp.	$135.2	$16.9	$718.4
Fredericks of Hollywood	$119.6	$(12.1)	$13.8
Median	$364.9	$12.6	$480.8
Cache, Inc.	$206.5	$(22.4)	$75.8
Percentile Rank	30%	10%	24%

Data source: Standard & Poor's Research Insight

Use of External Consultants

        As discussed above, the Compensation Committee retained the Hay Group as its external independent compensation consultant for objective advice and assistance on executive compensation matters. The Hay Group advised the Compensation Committee on issues pertaining to executive compensation, including the assessment of market-based compensation levels, the selection of our Peer Group, our pay positioning relative to the market, the mix of pay, incentive plan design and other executive employment matters. The Hay Group provided its advice based in part on prevailing and emerging market practices, as well as our specific business context. It is the general policy of the Board that external compensation consultants for the Compensation Committee must be independent and serve the Compensation Committee exclusively, and may not perform any other services for the Company at any time. The Hay Group performs no other services for the Company.

Employment Agreements

Employment Agreement for Jay Margolis

        On February 5, 2013, the Company entered into a three year employment agreement with Mr. Margolis. Under Mr. Margolis' employment agreement, his annual base salary is $900,000 and he is entitled to an annual bonus with a target of fifty percent (50%) of his annual base salary, subject to financial performance targets set by the Company; provided, however, that for the 2013 calendar year, he is entitled to a guaranteed bonus of $225,000. During the term of Mr. Margolis' employment agreement, the Compensation Committee may review his annual base salary and make adjustments to increase, but not decrease, his base salary subject to the performance of Mr. Margolis, the operating results of the Company, the competitive compensation landscape and such other factors as the Compensation Committee deems relevant.

        The employment agreement provides that if Mr. Margolis' employment with the Company is terminated by mutual agreement, resignation, disability or death or with cause (as that term is defined in his employment agreement), then Mr. Margolis only will be entitled to receive any unpaid salary or vested benefits as of the date of termination. In the event of a resignation, (i) Mr. Margolis will not be entitled to any compensation, (ii) all of the stock options granted to Mr. Margolis will terminate, and (iii) Mr. Margolis will not be subject to any post-employment non-competition obligations. The employment agreement further provides that if the Company terminates Mr. Margolis' employment prior to a Change of Ownership or Control (as such term is defined in his employment agreement) without cause, then Mr. Margolis: (i) will be entitled to receive his annual base salary then in effect for the remainder of the term of the employment agreement in accordance with the Company's normal payroll practices, subject to reduction for any compensation he receives from any employment or consultant position during the remainder of the term, and (ii) will continue to be eligible for coverage under the Company's medical and dental insurance plans for the remainder of the term of the Employment Agreement, subject to the cancellation of such coverage if Mr. Margolis becomes eligible for alternative coverage during the remainder of the term. If Mr. Margolis' employment with the Company is terminated following a Change of Ownership or Control, then he will be entitled to receive a one-time payment equal to twenty-four (24) months of his annual base salary then in effect. Mr. Margolis is also subject to certain confidentiality, non-competition and non-solicitation obligations, both during his employment and for certain periods thereafter.

        In connection with hiring Mr. Margolis, the Company also granted him an option to purchase 1,000,000 shares of Common Stock with an exercise price equal to $3.34, the closing price of the Common Stock on the date of the grant. The option vests in equal installments on the first, second and third anniversary of the grant date, subject to accelerated vesting upon a change of control or termination without cause. Any unvested portion of the option will be forfeited upon termination of employment by Mr. Margolis for any reason or due to death or disability. The vested and unvested portions of the option will be forfeited upon a termination of employment for cause. The option grant made to Mr. Margolis qualified as an inducement grant pursuant to the Nasdaq Listing Rules.

        Mr. Margolis' employment agreement includes a provision enabling the Company to recoup any discretionary bonuses paid in respect of a year in which the Company restates its audited financial statements due to a material error or fraud that results in a material misstatement of the financials. The Compensation Committee believed that Mr. Margolis should not personally profit if a restatement adversely affects share value. The Compensation Committee believed that this provision should be included as a best practice; it was not added in response to a particular concern or historical issue.

Employment Agreement and Separation Agreement for the Former Chief Executive Officer

        On February 24, 2012, the Company entered into a new three year employment agreement with Thomas E. Reinckens, the Company's former CEO. Mr. Reinckens' prior three year employment agreement expired on that date. The terms of the new employment agreement were substantially the same as those of his prior employment agreement.

        On February 5, 2013, Mr. Reinckens resigned as Chairman of the Board and CEO of the Company. In connection with his resignation, Mr. Reinckens and the Company entered into a Separation and General Release Agreement (the "Separation Agreement"). The Separation Agreement provides among other things, severance in the form of continuing payments for the remaining balance of his employment term, in the amount of approximately $1.2 million over a period of approximately two years, subject to reduction for any compensation he receives from any employment or consulting position during the remainder of the original term.

Employment Agreement with Executive Vice President and General Merchandise Manager

        On October 21, 2009, the Company entered into a three-year employment agreement with Rabia Farhang to be the Company's Executive Vice President and General Merchandise Manager. The term of the agreement commenced on November 16, 2009 and expired on November 15, 2012. Under the employment agreement, Ms. Farhang's annual base salary was $400,000. Following the expiration of her employment agreement, the Company and Ms. Farhang did not enter into a new agreement. Ms. Farhang's salary was maintained at the level provided for in her employment agreement. In 2013, Ms. Farhang's title was changed to Senior Vice President of Design.

Offer Letter with Executive Vice President, Chief Merchandise Officer

        On April 3, 2013, the Company entered into an offer letter with Daphne Pappas. Ms. Pappas was hired as Executive Vice President, Chief Merchandise Officer. Ms. Pappas was hired as an "employee-at-will." The offer letter provides that Ms. Pappas will have an annual base salary of $450,000. Ms. Pappas is guaranteed 20% of her base salary as a bonus at the end of 2013 with the potential to earn a bonus up to 40% of her base salary based on performance. Additionally, the Company has granted Ms. Pappas 100,000 shares of restricted stock, 33,333 shares of which are time based and 66,667 shares of which are performance based. The restricted shares will be subject to vesting over a three year period.

Offer Letter with Executive Vice President, Chief Marketing Officer

        On April 23, 2013, the Company entered into an offer letter with Arnold Cohen. Mr. Cohen was hired as Executive Vice President, Chief Marketing Officer. Mr. Cohen was hired as an "employee-at-will." The offer letter provides that Mr. Cohen will have an annual base salary of $450,000. Mr. Cohen is guaranteed 20% of his base salary as a bonus at the end of 2013 with the potential to earn a bonus up to 40% of his base salary based on performance. Additionally, the Company has granted Mr. Cohen 100,000 shares of restricted stock, 50,000 shares of which are time based and 50,000 shares of which are performance based. The restricted shares will be subject to vesting over a three year period.

Base Salaries

        Base salary compensates each named executive officer for the primary responsibilities of his or her position. In establishing base salaries for our named executive officers that do not have employment agreements, we seek to be competitive by position relative to the marketplace, thereby enabling us to retain talent. Base salary is set at levels that we believe enable us to attract and retain talent. Base salary differences among individual named executive officers reflect their differing roles in our company and the market pay for those roles.

        During June 2012, Ms. Feeney's salary was increased to $319,300 from $310,000. In raising Ms. Feeney's salary, we considered the foregoing factors. In addition, Ms. Feeney's salary had remained unchanged since July 2010. The Company does not have an employment agreement with Ms. Feeney.

        Until November 15, 2012, Ms. Farhang had an employment agreement with the Company that provided for a base salary in the amount of $400,000. On November 15, 2012, her employment agreement expired. The Company determined not to enter into a new employment agreement with Ms. Farhang at that time and her salary was maintained at the level provided for in her employment agreement, after consideration of the factors listed above.

        Ms. Pappas was hired on April 3, 2013 and entered into an offer letter with the Company. The offer letter provides for a base salary in the amount of $450,000.

        Mr. Cohen was hired on April 23, 2013 and entered into an offer letter with the Company. The offer letter provides for a base salary in the amount of $450,000.

        For a discussion of the factors considered in determining Mr. Margolis' compensation, see "—Process for Determining Compensation Levels."

Incentive Compensation Programs

  Short-Term Cash Incentive Compensation

        We provide our named executive officers with the opportunity to earn short-term incentive compensation in the form of an annual cash bonus under our Management Performance Compensation Plan ("the Performance Compensation Plan"). The Company did not achieve the net income target of $3.1 million set for cash bonus purposes. Therefore, none of our named executive officers received an annual cash bonus in fiscal 2012. The Compensation Committee believed that the performance goals it set were challenging but attainable and designed to properly motivate management.

        The Compensation Committee has the discretion to approve bonuses outside of the Performance Compensation Plan. However, no discretionary bonuses were paid in fiscal 2012.

        The Compensation Committee has not yet established performance targets in respect of fiscal 2013.

  Long-Term Equity Incentive Compensation

        In addition to cash incentive compensation, the Compensation Committee awards equity grants from time to time. The Company believes that equity awards further align named executive officers' interests with those of shareholders and focus management on building long-term shareholder value. We also make grants at other times when required for new hires, promotions and other business reasons.

        No incentive stock options or restricted stock awards were granted to named executive officers in fiscal 2012. Restricted stock awards representing 90,000, 30,000 and 75,000 shares were granted to Thomas E. Reinckens, Margaret J. Feeney and Rabia Farhang, respectively, in fiscal 2011. These grants were made to them in November 2011 and provided for vesting upon the achievement of a stated pre-tax income performance goal to be achieved in each of the three subsequent fiscal year periods with the vesting period ending on January 3, 2015. The performance goal for fiscal 2012 was $3.1 million. None of the restricted stock awards vested in respect of fiscal 2012. The Compensation Committee believed that the performance goals it set were challenging but attainable and designed to properly motivate management. Achievement of these targets was substantially uncertain at the time such targets were established.

        In connection with his retention, Mr. Margolis received a stock option grant of 1,000,000 shares of our Common Stock at an exercise price of $3.34 per share, the closing price of our Common Stock on the date of the grant. The option vests in equal installments on the first, second and third anniversary of the grant date, subject to accelerated vesting upon a change of control or termination without cause. Any unvested portion of the option will be forfeited upon termination of employment by Mr. Margolis for any reason or due to death or disability. The vested and unvested portions of the option will be forfeited upon a termination of employment for cause. The terms of the option grant were negotiated on an arms-length basis in connection with Mr. Margolis' retention. For a discussion of the factors considered in setting Mr. Margolis compensation see "—Process for Determining Compensation Levels."

        In connection with her employment, the Compensation Committee approved, and the Company granted, Ms. Pappas 100,000 shares of restricted stock, which are subject to vesting over a three year period. In the event Ms. Pappas is terminated for cause, any restricted stock that has not vested prior to such termination will be forfeited without consideration. In the event of Ms. Pappas' death or disability, all restricted stock shall immediately vest to the extent not already vested.

        In connection with his employment, the Compensation Committee approved, and the Company granted, Mr. Cohen 100,000 shares of restricted stock, which are subject to vesting over a three year period. In the event Mr. Cohen is terminated for cause, any restricted stock that has not vested prior to such termination will be forfeited without consideration. In the event of Mr. Cohen's death or disability, all restricted stock shall immediately vest to the extent not already vested.

Compliance with Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code generally disallows deductions to publicly traded companies for compensation paid to its named executive officers in excess of $1.0 million in a taxable year, with certain exceptions for qualified "performance-based compensation." For those types of compensation that can qualify as performance-based compensation, the Company attempts to meet the qualification requirements.

Compensation Committee Report

        The Compensation Committee of the Board has reviewed and discussed with management the information contained in this Compensation Discussion and Analysis and, based on its review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Plan Administration Committee of the Board of Directors
Gene G. Gage Andrew M. Saul

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee has been an employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Summary Compensation Table

        The table below sets forth the total compensation paid to or earned during fiscal 2012, 2011 and 2010 by (i) the Company's former CEO, (ii) the Company's Chief Financial Officer and (iii) the Company's executive officers other than the CEO and the Chief Financial Officer who were serving as executive officers at the end of fiscal 2012. Mr. Margolis, Ms. Pappas and Mr. Cohen were not hired until fiscal 2013. Therefore, their compensation is not reflected in the tables below.

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards(1)	Restricted Stock Awards(1)	All Other Compensation(2)	Total
Thomas E. Reinckens	2012	$597,692	$—	$—	$—	$38,719	$636,411
Former Chairman and	2011	570,000	—	—	—	40,769	610,769
Chief Executive Officer(3)	2010	570,000	—	—	109,600	40,865	720,465
Margaret J. Feeney	2012	315,008	—	—	—	26,690	341,968
Executive Vice President and	2011	310,000	—	—	—	27,851	337,851
Chief Financial Officer	2010	301,654	—	—	54,800	27,758	384,212
Rabia Farhang	2012	400,000	—	—	—	10,413	410,413
Senior Vice President of Design	2011	400,000	—	—	—	10,184	410,184
	2010	400,000	—	—	58,453	10,865	469,318

(1)
The amounts in these columns reflect the grant date fair value of stock options and restricted stock awards, determined pursuant to FASB Accounting Standards Codification Topic 718 ("ASC Topic 718"; ("Compensation—Stock Compensation"). Assumptions used in the calculation of these amounts are included in footnote 12 to the Company's audited financial statements for fiscal 2012 in the Annual Report on Form 10-K for the year ended December 29, 2012. These amounts reflect the aggregate grant date fair value of awards granted in the respective fiscal year, computed in accordance with ASC Topic 718, and do not correspond to the actual value that may be recognized by the named executive officers.

  Amounts reflect the value at the grant date based upon the probable outcome of performance conditions. Assuming that the highest level of performance conditions had been achieved, the maximum value of the awards at the grant date would have been $0, $497,700 and $328,800 for Thomas E. Reinckens in fiscal Years 2012, 2011 and 2010, respectively; $0, $165,900 and $164,400 for Margaret J. Feeney in fiscal Years 2012, 2011 and 2010, respectively; and $0, $414,750 and $219,200 for Rabia Farhang in fiscal Years 2012, 2011 and 2010, respectively. For additional information, see the Grants of Plan-Based Awards table below.

(2)
See the next table for details of All Other Compensation.

(3)
Mr. Reinckens resigned as Chairman of the Board and CEO on February 5, 2013.

Summary of All Other Compensation Table

        The table below sets forth a summary of all other compensation paid to or earned during fiscal 2012, 2011 and 2010 by the named executive officers.

Name and Principal Position	Year	Group Insurance	Life Insurance	401(K) Matching Contributions(1)	Long-term Disability Insurance	Car Allowance	Total
Thomas E. Reinckens	2012	$17,600	$10,515	$1,875	$6,872	$1,857	$38,719
Former Chairman and CEO(2)	2011	18,488	11,811	1,741	6,872	1,857	40,769
	2010	18,488	11,811	1,838	6,872	1,857	40,865
Margaret J. Feeney	2012	16,396	1,560	1,872	5,646	1,486	26,960
Executive Vice President and	2011	17,367	1,546	1,806	5,646	1,486	27,851
Chief Financial Officer	2010	17,265	1,524	1,837	5,646	1,486	27,758
Rabia Farhang	2012	3,797	2,120	—	4,496	—	10,413
Senior Vice President of Design	2011	4,174	1,514	—	4,496	—	10,184
	2010	4,225	2,144	—	4,496	—	10,865

(1)
The Cache 401(K) Savings Plan is a tax-qualified retirement plan generally available to all eligible employees upon completion of a 12-month period during which the employee completes 1,000 hours of service. Eligible employees must be 21 years of age. An eligible employee may defer up to 25% of his or her annual salary or an annual maximum contribution of $16,500, whichever is less, during the calendar year. In addition, the Company matches the first 25% of the first 3% deferred by each eligible employee during the calendar year.

(2)
Mr. Reinckens resigned as Chairman of the Board and CEO on February 5, 2013.

Grants of Plan-Based Awards in Fiscal 2012

        No new incentive or non-qualified stock option awards were granted to named executive officers during fiscal 2012. The Company also did not issue any restricted stock awards to named executive officers in fiscal 2012.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date
Thomas E. Reinckens(1)	187,500	—	12.65	July 22, 2013
	52,500	—	15.17	Jan. 22, 2014
	100,000	—	14.40	July 5, 2017
Margaret J. Feeney	43,300	—	12.65	July 22, 2013
	20,000	—	11.53	May 3, 2015
Rabia Farhang	20,000	—	4.79	Nov. 16, 2019

(1)
Mr. Reinckens' options were forfeited in fiscal 2013.

No stock options were exercised by the named officers during fiscal 2012.

Payments and Entitlements Upon Change in Control and Other Termination Events

        The following is a description of the specific circumstances relating to termination of employment and change in control of the Company that will trigger payments to each named executive officer and a calculation of the estimated payments to such officers as a result of the occurrence of such events had they occurred on December 29, 2012 (the end of the Company's 2012 fiscal year). Mr. Margolis, Ms. Pappas and Mr. Cohen were hired during fiscal 2013. Accordingly, information covering estimated potential termination and change of control payments to Mr. Margolis as of the end of fiscal 2012 is not presented below. For information concerning the terms of Mr. Margolis' employment agreement, see "—Employment Agreements—Employment Agreement for Jay Margolis." Ms. Pappas' and Mr. Cohen's offer letters do not provide for potential termination or change of control payments; however, Ms. Pappas' and Mr. Cohen's restricted stock will be forfeited upon their termination to the extent such stock has not already vested.

Thomas E. Reinckens

        The Company had a three-year employment agreement with Mr. Reinckens, which was entered into on February 24, 2012. This agreement succeeded his prior employment agreement, which expired on that date.

        On February 5, 2013, Mr. Reinckens resigned as Chairman of the Board and CEO of the Company. In connection with his resignation, Mr. Reinckens and the Company entered into the Separation Agreement, which provides for, among other things, severance in the form of continuing payments for the remaining balance of his employment term, in the amount of approximately $1.2 million over a period of approximately two years, subject to reduction for any compensation he receives from any employment or consulting position during the remainder of the term.

        Assuming the occurrence of the following termination events and/or a change in control on December 29, 2012, Mr. Reinckens would have been entitled to receive the additional payments set out in the table below. By virtue of his resignation, he is no longer entitled to receive the potential payments below.

 Potential Payments to Mr. Reinckens upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability		Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	$1,257,692	—		—		—	$1,257,692
Restricted Stock—Accelerated	—	—	—	—	—		—		$789,965	$789,965
Health & Welfare	—	—	—	$81,161	—		—		—	$81,161
Other	—	—	—	—	$642,550	(1)	$3,080,000	(2)	—	—
Total	—	—	—	$1,338,853	$642,550		$3,080,000		$789,965	$2,128,818

(1)
Represents payments under the Company's short-term and long-term disability plans.

(2)
Represents the death benefit payable to Mr. Reinckens' beneficiary under basic and supplemental life insurance policies.

Other Fiscal 2012 Named Executive Officers

        Upon a change in control of the Company, in accordance with the terms of the Company's 2003 and 2008 Stock Option and Performance Incentive Plans, all stock options granted to the named executive officers automatically vest. The restricted stock award agreements of our named executive officers provide that the restricted periods applicable to the restricted stock immediately lapse in connection with a change in control of the Company.

        In addition, the Company maintains on behalf of each named executive officer a basic life insurance policy, the proceeds of which are payable upon the death of the named executive officer.

        Assuming the occurrence of the following termination events and/or a change in control of the Company on December 29, 2012, each named executive officer would have been entitled to receive the additional payments set out in the respective tables below.

Potential Payments to Ms. Feeney upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability		Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	—	—		—		—	—
Restricted Stock—Accelerated	—	—	—	—	—		—		$312,035	$312,035
Health & Welfare	—	—	—	—	—		—		—	—
Other	—	—	—	—	$1,830,000	(1)	$810,000	(2)	—	—
Total	—	—	—	—	$1,830,000		$810,000		$312,035	$312,035

(1)
Represents payments under the Company's short-term and long-term disability plans.

(2)
Represents the death benefit payable to Ms. Feeney's beneficiary under basic and supplemental life insurance policies.

Potential Payments to Ms. Farhang upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability		Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	—	—		—		—	—
Stock Options—Accelerated	—	—	—	—	—		—		—	—
Restricted Stock—Accelerated	—	—	—	—	—		—		$609,597	$609,597
Health & Welfare	—	—	—	—	—		—		—	—
Other	—	—	—	—	$2,976,000	(1)	$1,600,000	(2)	—	—
Total	—	—	—	—	$2,976,000		$1,600,000		$609,597	$609,597

(1)
Represents payments under the Company's short-term and long-term disability plans.

(2)
Represents the death benefit payable to Ms. Farhang's beneficiary under basic life insurance policy.

Director Compensation

        The Board determines and reviews compensation of directors annually. In its review, the Board considers compensation paid to directors at similarly situated companies and the time commitments required of the directors.

        Employee directors do not receive additional compensation for serving on the Board. Accordingly, Mr. Margolis, who currently is a director and employee of the Company, does not receive any additional compensation for serving on the Board. During his term on the Board, Mr. Reinckens also did not receive any compensation for such service. Directors who are not employees of the Company generally receive an annual retainer of $35,000, payable in monthly installments. The Chairman of the Audit Committee receives an additional $7,000 per year. The other members of the Audit Committee receive an additional $3,000 per year. In addition, each Board member other than Mr. Margolis receives a payment of $1,000 per day for each meeting attended. In fiscal 2012, each Board member, other than Mr. Reinckens, also received a payment of $23,000, to be used for the payment of income taxes. In addition, each Board member, other than Mr. Reinckens, also received 3,500 shares of Common Stock, valued at $23,730 (based on the closing price of Common Stock on January 26, 2012). Board members are also reimbursed for travel expenses incurred on Company business.

        The following table lists the compensation paid to the Company's non-executive directors during fiscal 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Gene G. Gage	$57,432	$23,730	$13,198	$94,360
Arthur S. Mintz	53,180	23,730	13,420	90,330
Andrew M. Saul	54,212	23,730	14,374	92,316
Morton J. Schrader	66,000	23,730	—	89,730

(1)
During fiscal 2012, each director listed above received 3,500 shares of Company stock with an aggregate fair market value of $23,730.

(2)
Consists of participation in our group medical insurance program.

TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY'S
EXECUTIVE COMPENSATION

(Proposal 3)

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement and in accordance with the SEC's rules. Since the Company is a "smaller reporting company," this is the first time the Company is required to have a vote on this Proposal.

        As discussed in the Compensation Discussion and Analysis, we designed our compensation programs so that if targeted objectives are achieved, total compensation to the named executive officer will increase. "Total compensation" includes the sum of base salary, short-term cash incentive compensation and equity incentive compensation. Recognizing the importance of implementing pay-for-performance practices, we have historically structured our compensation programs so that if the Company's performance exceeds target levels, total compensation to the named executive officer may increase further. If the Company, however, fails to achieve its targeted objectives, total compensation will not increase. We may set target compensation on an ad hoc basis, such as when we believe that it is important to attract or retain key executive officers.

        We use both equity and cash in our incentive-based compensation. We designed our short-term incentive compensation to reward named executive officers for the Company's achievement of annual goals and our long-term incentive compensation to reward them based on longer term corporate performance. Our short-term incentive compensation is paid in cash and our long-term incentive compensation is primarily comprised of equity components.

        We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This Proposal, commonly known as a "Say-on-Pay" Proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote "FOR" the following resolution at the Annual Meeting:

        "RESOLVED, that the shareholders of Cache, Inc. (the "Company") approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related tables and disclosure."

        The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Board and the Compensation Committee. However, the Board and the Compensation Committee value the opinions of the Company's shareholders and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL 3

 TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

(Proposal 4)

        The Dodd-Frank Act also enables our shareholders to vote, on a non-binding, advisory basis, on how frequently they wish the Company to include a Say-on-Pay Proposal in our proxy statement. Our shareholders have the choice to vote for one of the following alternatives, as indicated on the proxy card: to hold the advisory vote on executive compensation every year, every second year, every third year, or to abstain from voting.

        After careful consideration, the Board believes that conducting an advisory vote on a triennial basis is the most consistent with the objectives of our compensation philosophy for the following reasons:

  •
  Our executive compensation program is designed to encourage and incentivize sustainable long-term performance. A triennial voting cycle will provide shareholders with sufficient time to evaluate the effectiveness of our long-term incentive programs.

  •
  Because the Summary Compensation Table provides three years of compensation history, shareholders can compare compensation and performance trends over the three-year time horizon since the last advisory vote.

  •
  Our executive compensation program is determined by our Compensation Committee, which is comprised entirely of independent directors. This ensures that executive compensation will continue to align appropriately with long-term shareholder interest and the Company's performance in the years no shareholder advisory vote is presented.

  •
  A triennial voting cycle will provide the Board and Compensation Committee with sufficient time to thoughtfully evaluate and respond to executive performance and shareholder input, effectively implement desired changes to our executive compensation program and evaluate the success of those changes.

        The vote is advisory in nature and therefore will not bind the Company, the Board and the Compensation Committee to adopt any particular frequency of a vote on executive compensation. However, the Board and the Compensation Committee value the opinions of the Company's shareholders and will take into account the outcome of this vote in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "THREE YEARS" WITH RESPECT TO HOW FREQUENTLY A NON-BINDING SHAREHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of two non-management directors. Both members of the Audit Committee meet the independence and experience requirements of The Nasdaq Listing Rules. Mr. Gene Gage has served as Chairman of the Audit Committee since September 2004. He was a certified public accountant from 1973 to 2011 and has over 30 years of financial experience. As a result of the previously disclosed changes to the Board on April 4, 2013, there is currently a vacancy on the Audit Committee. The Company expects to fill the vacancy on its Audit Committee immediately following the Annual Meeting.

        During 2012, at each of its meetings, the Audit Committee met with the senior members of the Company's financial management team and its independent registered public accounting firm. The Audit Committee's agenda is established in meetings with the Company's independent registered public accounting firm, at which candid discussions of financial management, accounting and internal control issues took place.

        The Audit Committee reviews with the Company's financial managers and the independent registered public accounting firm's overall audit scopes and plans, the results of external audit examinations, evaluations of the Company's internal controls and the quality of the Company's financial reporting.

        Management has reviewed the Company's audited financial statements in the Annual Report on Form 10-K for the year ended December 29, 2012 with the Audit Committee, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee have asked whether statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and the independent registered public accounting firm their general preference for conservative policies when a range of accounting options is available.

        In its meetings with representatives of the independent registered public accounting firm, the Audit Committee asks them to address, and discuss their responses to, several questions that the Audit Committee believes are particularly relevant to its oversight. These questions include:

  •
  Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had they themselves prepared and been responsible for the financial statements?

  •
  Based on their experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

  •
  Based on their experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

        The Audit Committee believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments. The Audit Committee also discussed with the independent registered public accounting firm those matters required to be discussed by the independent registered public accounting firm with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the "PCAOB"). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence. The Audit Committee considered with the independent registered public accounting firm whether the provision of non-audit services provided by them to the Company during fiscal 2012 was compatible with their independence.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee completes its review prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements for the year ended December 29, 2012, be included in the Annual Report on Form 10-K filed with the SEC.

Audit Committee
Gene G. Gage, Chairman

TO APPROVE THE AGREEMENT AND PLAN OF MERGER BETWEEN THE COMPANY AND CACHE DELAWARE, PURSUANT TO WHICH THE COMPANY WILL MERGE WITH AND INTO CACHE DELAWARE FOR THE SOLE PURPOSE OF CHANGING THE COMPANY'S STATE OF DOMICILE, INCLUDING THE APPROVAL OF THE CERTIFICATE OF INCORPORATION OF CACHE DELAWARE

(Proposal 5)

        On June 13, 2013, the Board, approved the reincorporation of the Company from the State of Florida to the State of Delaware (the "Reincorporation"). The Reincorporation will be achieved through the merger of the Company with and into a newly formed wholly-owned subsidiary, Cache, Inc., a Delaware corporation ("Cache Delaware"), pursuant to an Agreement and Plan of Merger (the "Plan of Merger"), a form of which is attached as Appendix A hereto, as a result of which the Company's state of incorporation will be changed from Florida to Delaware. The Board approved the Plan of Merger on June 13, 2013.

        The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the sections "Certain Effects of the Change in State of Incorporation" and "Potential Anti-Takeover Effects of Certain Provisions of Delaware Law and the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws." The Reincorporation will not result in any change in headquarters, business, management, location of the Company's facilities or any change in the Company's assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).

        Members of the Company management, including all directors and officers, will retain in Cache Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with the Company. There will be no substantive change in the Company's currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to Cache Delaware upon the consummation of the Reincorporation. The total number of shares of all classes of stock that Cache Delaware is authorized to issue will be the same as the Company is currently authorized to issue.

        At the effective time of the merger, each single share of Common Stock will be converted into a corresponding single share of Cache Delaware common stock and such shares will continue to be quoted on the Nasdaq Global Select Market ("Nasdaq") under the symbol "CACH."

Reasons for the Reincorporation

        The purpose of the Reincorporation is to change the Company's state of incorporation from Florida to Delaware, where a majority of publicly-traded corporations are domiciled. The Board believes that the Reincorporation under Delaware law is in the best interests of the Company and its shareholders for the reasons set forth below.

        Predictability and Flexibility of Delaware Law.    For many years, Delaware has followed a policy that encourages incorporation in the state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized in Delaware. Contributing to Delaware's prominence is the fact that both the legislative and judicial branches of Delaware state government have a demonstrated ability and a willingness to act responsively and effectively with respect to corporate issues.

        The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changes and innovations in the corporate sphere. The Delaware courts have considerable expertise in dealing with corporate cases, supported by a substantial body of corporate case law. Delaware's Court of Chancery (the "Chancery Court") has exclusive jurisdiction over matters arising under the DGCL and has no jurisdiction over criminal and tort cases. In the Chancery Court, corporate cases are heard and decided by judges, without juries, with keen understandings of not just corporate law but also of business needs, honed through years of experience. The Chancery Court's exclusive focus on the DGCL allows the court to process corporate litigation relatively quickly and effectively as compared to other state court systems. Florida does not have a court with exclusive jurisdiction over corporate matters.

        The American common law system means that the outcome of cases are based largely on legal precedent. The abundance of Delaware case law would enhance the clarity and predictability of any corporate law questions the Company may have, which will benefit the Company by allowing its board of directors and management to make decisions and take actions with greater confidence.

        Increased Ability to Attract and Retain Qualified Directors.    Reincorporation from Florida to Delaware may allow the Company to more easily recruit qualified candidates to serve on its Board.

Many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

        The laws of Florida and Delaware both permit a corporation to include indemnification provisions in its articles or certificate of incorporation that reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks directors and officers of corporations face in exercising their fiduciary duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's intent to reduce these risks to the Company's directors and officers and to limit the situations in which monetary damages can be recovered against the Company's directors so that the Company may continue to attract and retain qualified directors and officers. The Board has found that Delaware case law on the limits of director liability is more developed and provides more guidance than Florida law.

        Well Established Principles of Corporate Governance.    There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board under the business judgment rule and other standards. We believe that the Company's shareholders will benefit from the well-established principles of corporate governance in Delaware law.

Cache Delaware

        Cache Delaware will be the Company's wholly owned subsidiary under the name "Cache, Inc.," exclusively for the purpose of merging with the Company. The address and phone number of Cache Delaware's principal office will be the same as those of the Company. Prior to the Reincorporation, Cache Delaware will have no material assets or liabilities and will not have carried on any business. Upon completion of the Reincorporation, the rights of the stockholders of Cache Delaware will be governed by the DGCL and the amended and restated certificate of incorporation and the bylaws of Cache Delaware (the "Cache Delaware Certificate of Incorporation" and the "Cache Delaware Bylaws," respectively). A form of the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

The Plan of Merger

        The Plan of Merger provides that the Company will merge with and into Cache Delaware, with Cache Delaware being the surviving corporation. Pursuant to the Plan of Merger and applicable law, Cache Delaware will assume all the assets and liabilities of the Company, including obligations under the Company's outstanding indebtedness and contracts. The Company's existing Board and officers will become the board of directors and officers of Cache Delaware under identical terms of office.

        At the effective time of the merger, each outstanding share of Common Stock will automatically be converted into one share of Cache Delaware common stock, par value $0.01. Holders of shares will not have to exchange their existing Company stock certificates for Cache Delaware stock certificates. However, after consummation of the merger, any stockholder desiring a new form of stock certificate (at their option and at their expense) may submit their Company stock certificates to the Transfer Agent for cancellation and obtain a certificate for the Delaware entity.

        At the effective time of the merger, the Cache Delaware common stock will be quoted on Nasdaq under the symbol "CACH."

        The Plan of Merger was unanimously approved and adopted by the Board.

        The Plan of Merger may be terminated and abandoned by action of the Board at any time prior to the effective time of the merger, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its shareholders.

Effective Time

        The merger shall be effective upon the filing of the Certificate of Merger of Cache Delaware with the Secretary of State of Delaware pursuant to Section 252 of the DGCL and the simultaneous filing of the Articles of Merger of the Surviving Entity with the Department of State of the State of Florida pursuant to Section 607.1109 of the Florida Business Corporation Act ("FBCA"), both of which shall take place as soon as practicable following shareholder approval.

Certain Effects of the Change in State of Incorporation

        The Reincorporation will effect a change in the Company's legal domicile. The Reincorporation will not result in any change in headquarters, business, management, location of the Company's facilities, or any change in the Company's assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Members of the Company management, including all directors and officers, will retain in Cache Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with the Company. There will be no substantive change in the Company's currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to Cache Delaware upon the consummation of the Reincorporation. At the effective time of the merger, each single share of Common Stock will be converted into a corresponding single share of Cache Delaware common stock.

        As noted above, the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws will be the governing instruments of the surviving corporation following the Reincorporation. This may result in the Company being governed by a charter and bylaws in certain ways different from that of the current Articles of Incorporation and Bylaws of the Company. Some of these changes are purely procedural in nature, and include the change in the location of the registered office and agent of the Company from a location in Florida to one in Delaware. Cache Delaware will also be governed by laws different from those governing the Company, as there are also material differences between the DGCL and the FBCA. Certain changes to the Articles of Incorporation and Bylaws of the Company, as well as certain differences between the DGCL and the FBCA are discussed below. This summary does not purport to be complete and is qualified in its entirety by reference to the DGCL, the FBCA, the Certificate of Incorporation of Cache Delaware and the Bylaws of Cache Delaware, both of which are included herewith as Appendix B and Appendix C, respectively.

Certain Changes to the Articles of Incorporation

        In addition to the items discussed below, see "—Certain Changes to the Bylaws" and "Comparison of Shareholder Rights Before and After the Reincorporation." Certain of the items discussed in those sections also describe material changes from the Articles of Incorporation that will be reflected in the Cache Delaware Bylaws or that otherwise will occur as a matter of law.

        Interested Stockholder Combinations.    The Cache Delaware Certificate of Incorporation will provide that Cache Delaware will be governed by Section 203 of the DGCL. See "Comparison of Shareholder Rights Before and After the Reincorporation—Interested Stockholder Combinations" for a discussion of Section 203 of the DGCL.

        The Articles of Incorporation of the Company does not contain a similar provision.

        Forum for Stockholder Claims.    The Cache Delaware Certificate of Incorporation will provide that, unless Cache Delaware consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Cache Delaware, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of Cache Delaware to Cache Delaware or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

        The Articles of Incorporation of the Company does not contain a similar provision.

        Limited Liability of Directors.    The Cache Delaware Certificate of Incorporation will provide that no director of Cache Delaware will have any personal liability to Cache Delaware or any of its stockholders for monetary damages for any breach of fiduciary duty by any such director of Cache Delaware.

        While the Articles of Incorporation of the Company do not contain a similar provision, the FBCA contains a similar provision. See "Comparison of Shareholder Rights Before and After the Reincorporation—Limitation of Liability" for more information.

Certain Changes to the Bylaws

        Special Meetings.    The Company's Bylaws provide that special meetings of the shareholders may be called for any purpose at any time by the president or the order of the Board or by the president or secretary or an assistant secretary whenever requested in writing to do so by shareholders owning not less than one-third of all of the outstanding shares of the Company entitled to vote for directors as of the date of such request. The Cache Delaware Bylaws will provide that special meetings may be called at any time by or at the direction of the board, the chairman of the board or the chief executive officer of Cache Delaware. Special meetings of stockholders will not be able to be called by any other person.

        Nominations and Other Business Brought Before Stockholder Meetings.    The Cache Delaware Bylaws will require that nominations of persons for election to the board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (i) pursuant to Cache Delaware's notice of meeting (or any supplement thereto), (ii) by or at the direction of the board or any committee thereof, or (iii) by any stockholder of Cache Delaware who is entitled to vote on such election or such other business at the meeting, who complied with the notice procedures set forth in the Cache Delaware Bylaws and who was a stockholder of record both at the time such notice is delivered to Cache Delaware and at the time of the annual meeting. Compliance with the requirements set forth in the Cache Delaware Bylaws will be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act or director nominations made under Rule 14a-11 under the Exchange Act and included in the Corporation's notice of meeting) before an annual meeting of stockholders.

        The Cache Delaware Bylaws will require that, for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder will need to give timely notice thereof and, in the case of business other than nominations of persons for election to the board, such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice will be required to be delivered to Cache Delaware not less than 90 and not more than 120 days prior to the first anniversary of the preceding year's annual meeting, subject to limited exceptions.

        In addition, the Cache Delaware Bylaws will require that stockholder proposals contain certain information specified in the Cache Delaware Bylaws. See Article II, Section 14 of Appendix C for these information requirements.

        The Cache Delaware Bylaws will provide that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to Cache Delaware's notice of meeting.

        The Company's Bylaws do not contain a comparable provision.

        Number of Directors.    The Company's Bylaws provide that the Board shall consist of one or more directors and that the number of directors may be determined either by the vote of a majority of the entire Board or by the vote of shareholders. The Cache Delaware Bylaws will provide that the number of directors will be established from time to time by resolution of the board.

        Removal of Directors.    The Company's Bylaws currently permit a director to be removed for cause by action of the Board. The Cache Delaware Bylaws will not provide for a director to be removed for cause by action of the board of directors.

        Quorum of Directors at Meeting.    The Company's Bylaws currently provide that one-half of the entire Board constitutes a quorum. The Cache Delaware Bylaws will provide that a majority of the board of directors present at a meeting will constitute a quorum.

        Indemnification.    The Cache Delaware Bylaws will provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer, of Cache Delaware or, while a director or officer of Cache Delaware, is or was serving at the request of Cache Delaware as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall be indemnified and held harmless by Cache Delaware to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended. Persons who are not covered by the foregoing provisions and who are or were employees or agents of Cache Delaware, or who are or were serving at the request of Cache Delaware as employees or agents of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board.

        The Company's Bylaws do not provide generally for indemnification of directors, officers or employees. These provisions are contained in the Company's Articles of Incorporation. See "Comparison of Shareholder Rights Before and After the Reincorporation—Indemnification."

        Loans to Employees.    The Cache Delaware Bylaws will provide that, subject to applicable law, Cache Delaware may lend money to, or guarantee any obligation of, or otherwise assist any non-executive officer or other employee of Cache Delaware or of any of its subsidiaries whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit Cache Delaware. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board shall approve, including, without limitation, a pledge of shares of stock of Cache Delaware.

        The Company's Bylaws do not currently provide guidance with respect to loans to employees.

        Action with Respect to Securities of Other Corporations.    The Cache Delaware Bylaws will provide that voting securities in any other corporation held by Cache Delaware shall be voted by the chief executive officer, unless the board specifically confers authority to vote with respect thereto upon some other person or officer.

        The Company's Bylaws do not contain a comparable provision.

Comparison of Shareholder Rights Before and After the Reincorporation

        The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our charter, procedures for the removal of directors, dividend and liquidation rights and examination of books and records will not change in any material way. However, there are some material differences between the FBCA and the DGCL which are summarized in the chart below. This chart is not an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Delaware	Florida
Amendment to Charter

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.
The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation's articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters' rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.
Dividends and Other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (i) out of its surplus, as computed in accordance with the DGCL, or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.
The FBCA authorizes the board of directors to make distributions to its shareholders subject to restrictions in the corporation's articles of incorporation. The FBCA also provides that a corporation may not make distributions to its shareholders if the corporation would not be able to pay its debts as they become due or the corporation's total assets would be less than the sum of its total liabilities.

Delaware	Florida
Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation's creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director's dissent was recorded in the minutes of the proceedings approving the distribution.
Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws limit the liability of its directors to the fullest extent permitted by law.
The FBCA provides that a director is not personally liable for monetary damages to a Florida corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the damages occurred as a result of a breach or failure to perform duties as a director and such breach or failure to perform resulted in a violation of criminal law or other certain circumstances.
Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement and expenses arising out of non-derivative actions where the director or officer acted in good faith and in, or not opposed, to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation's certificate of incorporation, indemnification is required to the extent of a director's or officer's successful defense; such indemnification will not be limited or denied in Cache Delaware's Certificate of Incorporation. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.
The FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of a Florida corporation and so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.
The Company's Articles of Incorporation provide that, to the extent permitted by law, the Company shall indemnify its directors and officers.

Delaware	Florida
The Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws will provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law.
Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.
The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors is a director or officer or is financially interested will not be void or voidable because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•

the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

•

the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

•

the contract or transaction is fair and reasonable to the corporation.

Expiration of Proxies

The DGCL provides that the appointment of a proxy with no expiration date may be valid for up to three years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if it is coupled with an interest in the stock itself or an interest in the corporation generally sufficient in law to support an irrevocable power.
The FBCA provides that the appointment of a proxy is valid for up to 11 months unless a longer period is expressly provided in the appointment. Furthermore, an appointment of a proxy may be irrevocable if it states that it is irrevocable and the appointment is coupled with an interest; provided, that an irrevocable appointment becomes revocable when the interest with which it is coupled becomes extinguished.

Delaware	Florida
Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder's acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.
There is no comparable law in Florida. Instead Florida has an affiliated transactions statute. The affiliated transactions statute in Florida generally requires that certain specified transactions with a person who is the beneficial owner of more than 10% of the outstanding voting shares of a Florida corporation must be approved by either a majority of "disinterested directors" (as defined in the statute) or a supermajority vote of disinterested shareholders or, absent either such approval, a statutory "fair price" must be paid to the shareholders in such a transaction.

Delaware	Florida
For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203; or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Delaware	Florida
Control-Share Acquisition Transactions

Delaware does not have a control share acquisition statute, but the Florida statute may still apply to us even if this proposal is approved and we reincorporate in Delaware. There is some case law from a federal court that it does, although a more recent Delaware Supreme Court case invalidated a California statute that purported to apply to foreign corporations under the "internal affairs" doctrine. Even as a Florida corporation, the Company may not meet the Florida resident shareholders test required to trigger the Florida statute and it may not meet this requirement in the future. We are uncertain how a Florida court would rule if we or a shareholder sought to apply the control-share acquisition statute to us after our reincorporation in Delaware. Because the Company has no present intent to employ defensive measures to defeat a planned takeover by a third party bidder, and because the availability of the Florida control share acquisition statute is already uncertain, we do not believe that the potential unavailability of the statute as a takeover defense is material to the decision whether to reincorporate in Delaware.
Florida has a "control-share" acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.
A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (a) more than 10% of its shareholders resident in Florida; (b) more than 10% of its shares owned by residents of Florida; or (c) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation's disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the Florida statute, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges:

•

1/5 or more but less than 1/3 of all voting power;

•

1/3 or more but less than a majority of all voting power; or

•

a majority or more of all voting power.

The Company has opted out of Florida's control-share acquisition statute for control-share acquisitions that occur on or after February 4, 2013.

Delaware	Florida
Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Based upon the financial statements of the Company for the year ended December 29, 2012, assuming no change in the number of outstanding shares or assets, the Company's annual fee for the first full year would be approximately $160,000.
Florida imposes an annual corporate income tax, which is computed using federal taxable income, modified by certain adjustments. Adjusted federal income is apportioned to Florida using a three-factor formula. The formula is a weighted average, designating 25% each to factors for property and payroll, and 50% to sales. Florida also provides a $25,000 ($50,000 for tax years beginning on or after January 1, 2013) exemption to arrive a Florida net income. Tax is calculated by multiplying Florida net income by 5.5%. The Company paid $0 in Florida taxes for the year ended December 29, 2012.

        This Proxy Statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida articles of incorporation, the Florida bylaws, the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws.

        Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained in this Proxy Statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Potential Anti-Takeover Effects of Certain Provisions of Delaware Law and the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws

        Certain provisions of the DGCL and the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

        Authorization of "Blank-check" Preferred Stock.    The Cache Delaware Certificate of Incorporation will provide for authorized capital that will include 100,000 shares of preferred stock, par value $0.01 per share, none of which will have been designated or issued and which shares will constitute what is commonly referred to as "blank check" preferred stock, and which will not have any rights, privileges or preferences set forth in the Cache Delaware Certificate of Incorporation. The ability to issue such "blank check" preferred stock could give the board of directors the ability to hinder or discourage any attempt to gain control of Cache Delaware by a merger, tender offer at a control premium price, proxy contest or otherwise. The authorized shares of capital stock of Cache Delaware will be the same as the currently authorized shares of the Company.

        Ability to Call Special Meetings.    The Cache Delaware Bylaws will provide that special meetings may be called at any time by or at the direction of the board, the chairman of the board or the chief executive officer of Cache Delaware. Special meetings of stockholders will not be able to be called by any other person.

        Applicability of the Delaware Business Combination Statute.    The Cache Delaware Certificate of Incorporation will provide that Cache Delaware will be governed by Section 203 of the DGCL. See "Comparison of Shareholder Rights Before and After the Reincorporation—Interested Stockholder Combinations" for a discussion of Section 203 of the DGCL.

        The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

        We anticipate that the Reincorporation will become effective as soon as practicable upon the filing of the Certificate of Merger with the Delaware Secretary of State and the Articles of Merger with the Florida Department of State. However, at any time before the effective time of the merger, the transactions contemplated in the Plan of Merger may be terminated and the Reincorporation may be abandoned if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its shareholders, including without limitation if more than a de minimis number of shareholders dissent to the Reincorporation. The Company's and Cache Delaware's boards may amend the Plan of Merger at any time prior to filing the Plan of Merger (or a certificate in lieu thereof) with the Secretary of State of Florida and the Department of State of Delaware, subject to the DGCL and the FBCA and the receipt of any applicable stockholder approvals.

Accounting Treatment

        The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, Cache Delaware, would be treated as the successor to the Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of the surviving corporation.

Rights of Dissenting Shareholders

        Shareholders who strictly comply with the procedures set forth in Sections 607.1301 through 607.1333 of the FBCA may be entitled to dissent from the Company's merger with Cache Delaware and, if the merger is consummated, to receive "fair value" for their shares in cash. The Company's obligation to consummate the merger is subject to there being holders of no more than a de minimis amount of the Company's Common Stock, as determined by the Board, who exercise appraisal rights. If holders of more than a de minimis amount of the Company's Common Stock, as determined by the Board, exercise appraisal rights, then the Company may not consummate the merger.

        A copy of Sections 607.1301 through 607.1333 of the FBCA is attached as Appendix D to this Proxy Statement. Failure to follow the procedures set forth in such provisions will result in a termination or waiver of the shareholder's appraisal rights. To assert appraisal rights, a shareholder must NOT vote (or cause or permit his, her or its shares to be voted) in favor of the approval of the Plan of Merger and must deliver to the Company before the vote on the Plan of Merger is taken at the Annual Meeting written notice of the shareholder's intent to demand payment of fair value if the merger is consummated ("Demand Notice"). Simply not voting for the approval of the Plan of Merger, abstaining or voting against the Plan of Merger does not satisfy the requirement to deliver a Demand Notice before the vote is taken. Such Demand Notice should be delivered either in person, via courier or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to:

Cache, Inc.
1440 Broadway
New York, New York 10018
Attn: Corporate Secretary

        All Demand Notices must be signed in the same manner as the shares are registered on the books of the Company. If a shareholder has not delivered a Demand Notice before the vote is taken at the Annual Meeting, the shareholder will be deemed to have waived his, her or its appraisal rights.

        A shareholder must demand appraisal rights with respect to all of the shares registered in the shareholder's name, except that a record shareholder may assert appraisal rights as to fewer than all of the shares registered in the record shareholder's name but that are owned by one or more beneficial shareholders only if the record shareholder objects with respect to all shares owned by the beneficial shareholder and notifies the Company in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. A beneficial shareholder may assert appraisal rights as to shares held on behalf of the shareholder only if the shareholder (i) submits to the Company the record shareholder's written consent to the assertion of such rights no later than the date specified in the Appraisal Notice for the return of the Appraisal Form as described below, and (ii) does so with respect to all shares that are beneficially owned by the beneficial shareholder.

        If the Plan of Merger is approved at the Annual Meeting and the merger becomes effective, we will deliver a written appraisal notice ("Appraisal Notice") to all shareholders who did not vote (or cause or permit their shares to be voted) in favor of the approval of the Plan of Merger and who timely delivered to us a Demand Notice, no earlier than the date the merger becomes effective and no later than 10 days after such date. The Appraisal Notice will be accompanied by a form (the "Appraisal Form") that specifies the date on which the merger became effective and provides for the dissenting shareholders to state the following information:

  •
  the shareholder's name and address;

  •
  the number, classes and series of shares as to which the shareholder asserts appraisal rights;

  •
  that the shareholder did not vote for the transaction;

  •
  whether the shareholder accepts our offered estimate of fair value; and

  •
  if our offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated fair value plus interest.

        The Appraisal Notice will provide information as to where the Appraisal Form must be sent, where certificates for certificated shares must be deposited and the date by which the Appraisal Form and those certificates must be deposited (which may not be fewer than 40 nor more than 60 days after the date the Appraisal Notice and Appraisal Form are sent). Please note that a dissenting shareholder will waive the right to demand appraisal with respect to his, her or its shares unless the Appraisal Form is received by us by the date specified in the Appraisal Notice.

        The Appraisal Notice will also include (1) our estimate of the fair value of the shares and an offer to pay such fair value to each dissenting shareholder who is entitled to appraisal rights under the FBCA and (2) the date by which written notice of a dissenting shareholder who wishes to withdraw from the appraisal process must be received by us (which date must be within 20 days after the date the Appraisal Form and stock certificates must be returned to us). The Appraisal Notice will be accompanied by our financial statements consisting of a balance sheet, an income statement and cash flow statement for the most recent fiscal year ended and the latest available interim financial statements, if any. A dissenting shareholder may request in writing that we provide to the shareholder, within 10 days after the date the Appraisal Form and the stock certificates must be returned to us, the number of dissenting shareholders who return the Appraisal Forms by the specified date and the total number of shares owned by them. The Appraisal Notice also will be accompanied by a copy of Sections 607.1301 through 607.1333 of the FBCA.

        If a dissenting shareholder accepts our offer to purchase his, her or its shares at our estimated fair value, we will honor the shareholder's request for payment within 90 days after we receive the duly executed Appraisal Form. Once the payment is made, such dissenting shareholder will cease to have any interest in the shares held by such dissenting shareholder prior to the appraisal process.

        If a dissenting shareholder is dissatisfied with our offer to pay our estimated fair value for his, her or its shares, the dissenting shareholder must notify us on the Appraisal Form of the dissenting shareholder's own estimate of the fair value of his, her or its shares and demand payment of that estimate plus interest. If a dissenting shareholder fails to so notify us in writing and on a timely basis, the dissenting shareholder will waive the right to demand payment of his, her or its own estimate of fair value plus interest and will only be entitled to the payment offered by us.

        If a dissenting shareholder does not execute and return the Appraisal Form to us (and, in the case of certificated shares, deposit his, her or its stock certificates) as described above, the dissenting shareholder will not be entitled to payment under the FBCA. Once a dissenting shareholder returns the executed Appraisal Form with his, her or its stock certificates, that dissenting shareholder loses all rights as a holder of common stock of the Company unless he, she or it withdraws from the appraisal process by notifying us in writing as provided in the Appraisal Notice. A shareholder who has duly executed and returned the Appraisal Form to us with his, her or its stock certificates may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying us in writing by the date set forth in the Appraisal Notice. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent.

        If we and a dissenting shareholder are unable to agree on the fair value of the shares, under Section 607.1330 of the FBCA, we will be required to commence a proceeding within 60 days after receiving the dissenting shareholder's payment demand and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within such 60-day period, any dissenting shareholder who is dissatisfied with our offer and has demanded payment may commence a proceeding in the name of the surviving corporation. All dissenting shareholders whose demands remain unsettled are required to be made parties to the proceeding. In such a proceeding, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. There is no right to a jury trial. The surviving corporation would be required to pay each dissenting shareholder whose demand remains unsettled the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholders cease to have any interest in their shares.

        The court in an appraisal proceeding will determine the costs of the proceeding, including reasonable compensation and expenses of appraisers appointed by the court, and such costs and expenses will generally be assessed against the surviving corporation. However, all or any part of such costs and expenses may be assessed against all or some of the dissenting shareholders, in such amount as the court finds equitable, if the court finds that the dissenting shareholders acted arbitrarily, vexatiously or not in good faith with respect to the shareholders' appraisal rights. If the court finds that counsel for one shareholder substantially benefited other shareholders, and attorneys' fees should not be assessed against the surviving corporation, the court may award counsel fees to be paid out of the amounts awarded to the shareholders who benefited.

        Notwithstanding the above-described appraisal rights, we may not make any payment to a shareholder seeking appraisal rights if, after giving effect to such payment:

  •
  we would not be able to pay our debts as they become due in the usual course of business; or

  •
  our total assets would be less than the sum of our total liabilities plus the amount that would be needed, if we were to be dissolved at the time of the payment, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the payment.

        In such event, a dissenting shareholder may, at his, her or its option:

  •
  withdraw his, her or its notice of intent to assert appraisal rights; or

  •
  retain his, her or its status as a claimant against us and, if we are liquidated, be subordinated to the rights of our creditors, but have rights superior to the shareholders not asserting appraisal rights, and if we are not liquidated, retain the right to be paid for his, her or its shares, which right we will be obliged to satisfy when we are solvent.

        A dissenting shareholder must exercise the option by written notice filed with us within 30 days after we have given written notice that the payment for shares cannot be made because of the insolvency restrictions. If the dissenting shareholder fails to exercise the option, the dissenting shareholder will be deemed to have withdrawn his, her or its Demand Notice.

        The above description is only a summary of Florida's dissenters' rights provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Appendix D to this Proxy Statement. We urge each shareholder to carefully read the full text of the provisions of Florida law governing dissenters' rights if he, she or it wishes to exercise appraisal rights with respect to the merger.

Certain Federal Income Tax Consequences of Reincorporation

        The Company has not requested and will not request a ruling from the IRS, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

            (i)  the Reincorporation of the Company in the State of Delaware, to be accomplished by a merger between the Company and Cache Delaware, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986;

           (ii)  no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of Cache Delaware in exchange for shares of the Company's Common Stock;

          (iii)  the basis of Cache Delaware's common stock received by shareholders of the Company in exchange for their shares of the Company's Common Stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for the Company's Common Stock at the time of the Reincorporation; and

          (iv)  the holding period for Cache Delaware common stock for capital gains treatment received in exchange for the Company's Common Stock will include the period during which the Company's Common Stock exchanged therefor is held.

        This discussion should not be treated as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the IRS, which may challenge the tax-free nature of the Reincorporation in the State of Delaware. A successful challenge by the IRS could result in taxable income to the Company, Cache Delaware and stockholders. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

        Following effectiveness of the Reincorporation, all stock certificates that represented shares of the Company's Common Stock shall represent ownership of Cache Delaware common stock. Cache Delaware will cause to be printed new stock certificates for the newly issued Cache Delaware shares that reflects the change in the state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities, management urges stockholders to surrender their old certificates in exchange for new certificates issued in Cache Delaware. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company's registrar and Transfer Agent is Continental Stock Transfer & Trust Company, and its address is 17 Battery Place, 8th Floor, New York, NY 10004. The telephone number is 212-845-3249.

Securities Act Consequences

        The shares of Cache Delaware common stock to be issued in exchange for shares of the Company's Common Stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). Cache Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Cache Delaware and the issuance of shares of common stock in Cache Delaware in exchange for the shares of Common Stock of the Company is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of the Company's domicile within the United States. The effect of the exemption is that the shares of Cache Delaware common stock issuable as a result of the Reincorporation may be resold by stockholders without restriction to the same extent that shares of Company Common Stock may have been sold immediately before the effective time of the Reincorporation.

Regulatory Approvals

        There are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the Reincorporation.

Vote Required For the Reincorporation Proposal

        The Plan of Merger and the Reincorporation were unanimously approved and adopted by the Company's Board. Approval of the Reincorporation Proposal, which constitutes approval of the Plan of Merger and the Reincorporation and approval of the Cache Delaware Bylaws and the Cache Delaware Certificate of Incorporation, requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to be cast. Once this proposal has been approved, we will effect the merger by action of the directors of Cache Delaware and Cache Delaware's sole shareholder, the Company, in accordance with the terms of the Plan of Merger. A vote in favor of the Reincorporation Proposal is a vote to approve the Plan of Merger. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Cache Delaware Certificate of Incorporation and the Cache Delaware Bylaws.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL

 RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN McCANN CPAs AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 6)

        The Board has appointed the firm of Mayer Hoffman McCann CPAs (the New York Practice of Mayer Hoffman McCann P.C. ("Mayer Hoffman") to examine the financial statements of the Company for the year ending December 28, 2013, subject to ratification by the shareholders. Mayer Hoffman was employed by the Company, as its independent auditors, for fiscal 2012 and fiscal 2011.

        Representatives of Mayer Hoffman will attend the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to the Company for fiscal 2012 and fiscal 2011 by Mayer Hoffman.

Fees	Fiscal 2012 Amount	Fiscal 2011 Amount
Audit Fees	$368,345	$370,046
Audit-Related Fees	$28,755	$28,763
Tax Fees	$—	$—
All Other Fees	$4,819	$6,129
Total Fees	$401,919	$404,938

        The Audit Committee has considered whether the provision of these services is compatible with Mayer Hoffman maintaining its independence.

        "Audit fees" includes fees for the annual audit and reviews of the Company's quarterly reports on Form 10-Q.

        "Audit-related fees" include fees for audits of benefit plans and the review of other filings by the Company.

        "All other fees" include fees for evaluations and advisory services.

        The Audit Committee requires pre-approval of all services performed by Mayer Hoffman. Consequently, during fiscal 2012 and 2011, any project for which management hired Mayer Hoffman to perform was presented to the Audit Committee, along with an estimate of the costs to be incurred. The Audit Committee reviewed and approved the estimate before the commencement of the project. The Audit Committee was updated by management if additional costs were expected to be incurred. There were no other services approved by the Board.

Vote Required

        Assuming the existence of a quorum, the Proposal will be approved if the votes cast for approval of the Proposal exceeds the votes cast against the Proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
RATIFICATION OF MAYER HOFFMAN McCANN CPAs AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY
CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT

        The following table sets forth certain information as of June 1, 2013 concerning the beneficial ownership of the Company's Common Stock by (i) each shareholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock, (ii) each current director, (iii) each director nominee, (iv) the named executive officers and (v) all current directors and executive officers as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to his, her or its shares of Common Stock. The SEC has defined the term "beneficial ownership" to include any person who has or shares voting power or investment power with respect to any security or who has the right to acquire beneficial ownership of any security within 60 days.

Name of Beneficial Owner	No. of Shares of Common Stock	Percent of Class
Michael F. Price and affiliates(1)(2)	3,786,635	17.6%
Mill Road Capital, L.P.(2)(3)	2,686,121	12.5%
Andrew M. Saul and affiliates(4)	1,143,334	5.3%
Jay Margolis(5)	606,060	2.8%
Arnold Cohen(6)	100,000	*
Margaret J. Feeney(6)	162,585	*
Daphne Pappas(6)	135,900	*
Gene G. Gage	37,800	*
Robert C. Grayson	0	*
Charles J. Hinkaty	0	*
J. David Scheiner	0	*
All Current Executive Officers and Directors as a Group (8 persons)	5,972,314	27.6%

*
Less than 1%

(1)
In an amended Schedule 13D filed with the SEC on May 3, 2013, MFP Investors LLC reported that it is the general partner of MFP Partners, Michael F. Price is the managing partner of MFP Partners and the managing member and controlling person of MFP Investors LLC. MFP Partners reported beneficial ownership of 3,786,635 shares of Common Stock, shared voting power over 6,472,756 shares and shared dispositive power over 3,786,635 shares. The address for MFP Partners is: c/o MFP Investors LLC, 667 Madison Avenue, 25th Floor, New York, NY 10065.

(2)
Due to the Backstop and Investment Agreement and the Voting Agreement entered into in connection therewith, MFP Partners and Mill Road may each be deemed to share voting power, but not dispositive power, with respect to shares of Common Stock owned by each of MFP Partners and Mill Road. The Voting Agreement will automatically terminate immediately after the Annual Meeting. Each of MFP Partners and Mill Road disclaims "beneficial ownership", within the meaning of Rule 13d-3 promulgated under the Exchange Act, of shares of Common Stock beneficially owned by the other.

(3)
In an amended Schedule 13D filed with the SEC on May 3, 2013, Mill Road reported sole dispositive power and sole voting power over 2,686,121 shares of Common Stock and shared voting power over 3,786,635 shares. The address for Mill Road is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830.

(4)
In a Form 4 filed with the SEC on May 22, 2013, Andrew M. Saul reported beneficial ownership of 449,430 shares of Common Stock and Saul Partners, L.P. reported beneficial ownership over 693,904 shares of Common Stock. The address for each of Andrew M. Saul and Saul Partners, LP is: c/o Saul Partners, LP, 9 West 57th Street, New York, NY 10019.

(5)
Mr. Margolis purchased 606,060 shares of Common Stock pursuant to the Backstop and Investment Agreement.

(6)
The shares listed include shares subject to stock options that are or will become exercisable within 60 days of June 1, 2013 as follows: Ms. Feeney, 63,300 shares. The shares listed also include shares of unvested restricted stock as follows: Mr. Cohen 100,000 shares; Ms. Feeney, 56,667 shares; and Ms. Pappas, 100,000 shares.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

        Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A "related party transaction" is defined to include any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over five percent of our outstanding Common Stock. In the event of a potential conflict of interest, the Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The Audit Committee will then document its findings and conclusions in written minutes. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee's deliberations.

The Backstop and Investment Agreement and Related Transactions

        On February 5, 2013, we entered into the Backstop and Investment Agreement and certain other related transactions. The following is a description of the Backstop and Investment Agreement and such other transactions.

Backstop and Investment Agreement

        Pursuant to the Backstop and Investment Agreement (a) each of MFP Partners and Mill Road severally and not jointly agreed to purchase from us the number of shares of Common Stock equal to its full pro rata share (as of the record date) of the number of shares of Common Stock offered pursuant to our rights offering, (b) each of MFP Partners, Mill Road and Mr. Margolis agreed, severally and not jointly, to purchase from us a specified number of shares such that the gross proceeds to us from the rights offering, the issuance of shares to MFP Partners and Mill Road as described in clause (a) above and the backstop commitment described in this clause (b) would be $8.0 million, and (c) each of Mill Road and Mr. Margolis agreed to purchase from us additional shares of Common Stock in such amount, if any, sufficient to enable them to acquire an aggregate of $3.5 million and $1.0 million of Common Stock, respectively, to the extent they were not able to otherwise acquire such amounts pursuant to the transactions described in clauses (a) and (b) of this sentence. On May 1, 2013, pursuant to the Backstop and Investment Agreement and related transactions, MFP purchased 1,582,290 shares, Mill Road purchased 2,270,441 shares and Mr. Margolis purchased 606,060 shares.

Voting Agreement

        In connection with the Backstop and Investment Agreement, MFP Partners and Mill Road entered into a voting agreement on February 5, 2013 (the "Voting Agreement"). The Voting Agreement provided that on the day prior to the shareholders meeting to vote on the issuance of shares in the rights offering and under the Backstop and Investment Agreement, two directors of the Company would be requested to resign from the Board and each of Michael F. Price and an individual designated by Mill Road (in consultation with MFP Partners) would be appointed to fill the vacancies created thereby. As a result, Morton J. Schrader and Arthur S. Mintz resigned from the Board on April 4, 2013 and Michael F. Price and Charles J. Hinkaty were appointed to the Board on that date.

        In addition, the Voting Agreement provides, among other things, that, at the Annual Meeting, two individuals designated by MFP Partners (one of whom will be designated by MFP Partners in consultation with Mill Road and neither of whom will be an individual who served as a director prior to the date of the Voting Agreement) and one individual designated by Mill Road will be nominated for election to the Board, and each of MFP Partners and Mill Road will vote all of their shares of Common Stock in favor of the election of such individuals to the Board, in each case, subject to the terms of the Voting Agreement. The Voting Agreement provides that, effective immediately upon the date on which either of Michael F. Price or a designee of Mill Road was elected as a director of the Company pursuant to the Voting Agreement, each committee of the Board would include one director designated by MFP Partners and one director designated by Mill Road, to the extent permitted by applicable law and the Nasdaq Marketplace Rules. Accordingly, Michael F. Price currently serves on the Compensation Committee and the Nominating and Governance Committee and Charles J. Hinkaty currently serves on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Company, the Board and the Nominating and Governance Committee of the Board must (i) nominate the persons designated by MFP Partners and Mill Road to serve on the Board at the next annual shareholders meeting and (ii) use all commercially reasonable efforts to cause the election of the persons so nominated.

        The Voting Agreement provides that nothing therein shall be deemed to limit or restrict any director or officer of the Company from exercising his or her fiduciary duties in accordance with applicable law. The term of the Voting Agreement expires immediately following the Annual Meeting, unless earlier terminated in accordance with its terms.

        The Company entered into indemnification agreements (the "Indemnification Agreements") with Michael F. Price and Charles J. Hinkaty as required pursuant to the terms of the Voting Agreement, the form of which is attached as exhibit 10.9 to the Annual Report filed on Form 10-K for the year ended December 29, 2012. The Indemnification Agreements provide, among other things, that the Company will indemnify each director in the event that either director becomes a party or otherwise a participant in any action or proceeding on account of their service as a director (or service for another entity in any capacity at the Company's request) to the fullest extent permitted by applicable law. In addition, the Indemnification Agreement provides for the advancement of expenses incurred by directors. The rights provided by the Indemnification Agreement are in addition to any other rights to indemnification or advancement of expenses to which directors may be entitled under the Company's articles of incorporation and bylaws, applicable law, or otherwise.

Voting and Standstill Agreements

        On February 5, 2013, (i) Thomas E. Reinckens, who resigned as Chairman of the Board and CEO as of that date, and the Company entered into a Voting and Standstill Letter Agreement (the "Reinckens Voting and Standstill Agreement"), and (ii) Andrew Saul, a director of the Company, and the Company entered into a Voting, Standstill and Indemnification Letter Agreement (the "Saul Voting, Standstill and Indemnification Letter Agreement", and together with the Reinckens Voting and Standstill Agreement, the "Voting and Standstill Agreements") pursuant to which each of Mr. Reinckens and Mr. Saul agreed (i) to vote any and all shares of Common Stock he or his affiliates own in favor of the issuance of shares in the rights offering and the other transactions contemplated by the Backstop and Investment Agreement and (ii) not to transfer any such shares until the earlier of (x) two trading days following the closing date of the issuance of shares in the rights offering and under the Backstop and Investment Agreement and (y) thirty days following the termination of the Backstop and Investment Agreement. In addition, Mr. Saul agreed pursuant to the Saul Voting, Standstill and Indemnification Agreement not to stand for re-election at the Annual Meeting.

Employment Agreement and Separation Agreement for the Former Chief Executive Officer

        On February 24, 2012, the Company entered into a new three year employment agreement with Thomas E. Reinckens, the Company's former CEO. Mr. Reinckens' prior three year employment agreement expired on that date. On February 5, 2013, Mr. Reinckens resigned as Chairman of the Board and CEO of the Company. At such time his employment agreement was terminated and we entered into the Separation Agreement with Mr. Reinckens. See "Executive Compensation—Employment Agreements—Employment Agreement and Separation Agreement for Former Chief Executive Officer" for more information concerning these agreements.

Employment Agreement for Jay Margolis

        On February 5, 2013, we hired Mr. Margolis as our Chairman and CEO. See "Executive Compensation—Employment Agreements—Employment Agreement for Jay Margolis" for a discussion on Mr. Margolis' compensation arrangements.

Offer Letter for Daphne Pappas

        On April 3, 2013, the Company entered into an offer letter with Daphne Pappas. Ms. Pappas was hired as Executive Vice President, Chief Merchandise Officer. See "Executive Compensation—Employment Agreements—Offer Letter with Executive Vice President, Chief Merchandise Officer" for a discussion of Ms. Pappas' compensation arrangements.

Offer Letter for Arnold Cohen

        On April 23, 2013, the Company entered into an offer letter with Arnold Cohen. Mr. Cohen was hired as Executive Vice President, Chief Marketing Officer. See "Executive Compensation—Employment Agreements—Offer Letter with Executive Vice President, Chief Marketing Officer" for a discussion of Mr. Cohen's compensation arrangements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and certain officers and holders of more than 10% of the Company's Common Stock to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Based solely upon a review of copies of Section 16(a) reports furnished to the Company or written representations of certain reporting persons, the Company believes that during fiscal 2012 all transactions were reported on a timely basis, except for the following instances: Thomas E. Reinckens, Margaret J. Feeney and Rabia Farhang each filed one late Form 4.

OTHER BUSINESS

        Management knows of no business to be brought before the Annual Meeting other than Proposals 1, 2, 3, 4, 5 and 6 in the Notice of Annual Meeting. If any other proposals come before the Annual Meeting, it is the intention of the person exercising the authority conferred by the Proxies to vote the shares that they represent as the Board may recommend.

SHAREHOLDER PROPOSALS

        Proposals by shareholders intended to be presented at the next Annual Meeting (to be held in 2014) must be received by the Company on or before February 25, 2014 in order to be included in the Proxy Statement and Proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act. The mailing address of the Company for submission of any such proposal is given on the first page of the Proxy Statement.

 INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, the Compensation Committee Report and Audit Committee Report contained herein shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any such filing, except to the extent that the Company specifically incorporates the Compensation Committee Report or Audit Committee Report by reference, and such Reports shall not otherwise be deemed filed under such Acts.

ANNUAL REPORT ON FORM 10-K

        A copy of our Annual Report on Form 10-K for fiscal 2012 is available over the Internet at the SEC's website, http://www.sec.gov, or on our website at http://www.cache.com. The Annual Report on Form 10-K for fiscal 2012 (including the financial statements and financial schedules included therein, but not the exhibits thereto) also is available without charge to any shareholder upon request to: Secretary, Cache, Inc., 1440 Broadway, New York, New York 10018.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE 2013 ANNUAL MEETING IN PERSON.

By Order of the Board of Directors,
Victor J. Coster Secretary

                , 2013

 Appendix A

FORM OF AGREEMENT AND PLAN OF MERGER

BETWEEN

CACHE, INC.,
A FLORIDA CORPORATION

AND

CACHE, INC.,
A DELAWARE CORPORATION

        This AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of                     , 2013 is made by and between Cache, Inc., a Florida corporation (the "Company"), and Cache, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Newco").

        In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the General Corporation Law of Delaware (the "DGCL") and the Florida Business Corporation Act (the "FBCA"), the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

ARTICLE I
TERMS AND CONDITIONS OF MERGER; EFFECTIVE TIME

        1.1.    Terms and Conditions of Merger.     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease (the "Reincorporation Merger"). Newco shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the DGCL and in the FBCA and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

        1.2.    Effective Time.     The date and hour on which the Reincorporation Merger occurs and becomes effective is hereinafter referred to as the "Effective Time." The Reincorporation Merger shall be effective upon the filing of the Certificate of Merger of Newco with the Secretary of State of the State of Delaware pursuant to Section 252 of the DGCL and the simultaneous filing of the Articles of Merger of the Surviving Corporation with the Department of State of the State of Florida pursuant to Section 607.1109 of the FBCA, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement by the stockholder and directors of Newco and the requisite stockholders and the directors of the Company and compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended.

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

        2.1.    The Certificate of Incorporation.     The certificate of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

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        2.2.    The Bylaws.     The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

        3.1.    Officers.     The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

        3.2.    Directors.     The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
STOCK AND STOCK CERTIFICATES

        4.1.    Effect of Reincorporation Merger on Common Stock.     At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

          (a)   Each share of common stock of the Company (the "Company Common Stock") outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock of Newco (the "Newco Common Stock"), and all Company Common Stock shall be automatically cancelled and retired and shall cease to exist.

          (b)   Each option or warrant of the Company issued and outstanding immediately prior to the Effective Time shall be automatically (i) converted into an identical security of Newco (including, without limitation, the same exercise price, vesting conditions and expiration date) and (ii) immediately following the Effective Time, shall represent the right to acquire the number of shares of Newco Common Stock that is equal to the number of shares of Company Common Stock acquirable upon the exercise of such option or warrant immediately prior to the Effective Time. The same number of shares of Newco Common Stock shall be reserved for purposes of the exercise of such options or warrants as is equal to the number of shares of the common stock of the Company so reserved immediately prior to the Effective Time.

          (c)   Each share of Newco Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

          (d)   Holders of shares of Company Common Stock who, except for the applicability of Section 607.1104 of the FBCA, would be entitled to vote on the Reincorporation Merger and who dissent from the Reincorporation Merger pursuant to Section 607.1321 of the FBCA, may be entitled, if they comply with the provisions of the FBCA regarding appraisal rights, to be paid the fair value of their shares of Company Common Stock.

        4.2.    Certificates.     At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock, options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective Newco Common Stock, options, warrants, or other securities, as the case may be, into which the shares of common stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted

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for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Newco Common Stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

        5.1.    Stockholder Approval of Reincorporation Merger.     The respective obligations of each party hereto to effect the Reincorporation Merger are subject to the receipt by the Company of approval of the requisite holders of its shares required to approve this Agreement and the transactions contemplated hereby pursuant to Section 607.1104 of the FBCA.

        5.2    Dissenters' Rights.     The obligations of the Company to effect the Reincorporation Merger are subject to there being holders of shares of Company Common Stock holding no more than a de minimis amount of the outstanding Company Common Stock, as determined by the Board of Directors of the Company in its sole discretion, who exercise appraisal, dissenters' or similar rights under applicable law with respect to their Company Common Stock by virtue of the Reincorporation.

ARTICLE VI
TERMINATION

        6.1.    Termination.     This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.     Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the requisite stockholders of the Company shall not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Company Common Stock or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect the Company or the holders of Company Common Stock.

        7.2.    Counterparts.     This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    Governing Law.     This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

        7.4.    Entire Agreement.     This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

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        7.5.    No Third Party Beneficiaries.     This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.     The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

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        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

CACHE, INC., A FLORIDA CORPORATION		CACHE, INC., A DELAWARE CORPORATION
By:		By:
	Name:		Name:
	Title:		Title:

 APPENDIX B

FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CACHE, INC.

        The undersigned, being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware hereby certifies that:

ARTICLE I

        Section 1.1    Name.     The name of the Corporation is Cache, Inc. (the "Corporation").

ARTICLE II

        Section 2.1    Address.     The registered office of the Corporation in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, and the name of the Corporation's registered agent at such address is National Corporate Research, Ltd.

ARTICLE III

        Section 3.1    Purpose.     The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as the same exists or hereafter may be amended from time to time and any successor thereto, the "DGCL").

ARTICLE IV

        Section 4.1    Capitalization.     The total number of shares of all classes of stock that the Corporation is authorized to issue is 40,100,000 shares, consisting of (i) 100,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"), all of which are undesignated, and (ii) 40,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"). The number of authorized shares of either of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, and no vote of the holders of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

        Section 4.2    Preferred Stock.

          (A)  The Board of Directors of the Corporation (the "Board") is hereby expressly authorized, subject to any limitations prescribed by applicable law, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to cause to be filed with the Secretary of State of the State of Delaware a certificate of designations, with respect thereto establishing the rights, powers and preferences of each such series of Preferred Stock, including the following:

            (1)   the number of shares constituting such series (the aggregate number of all such series not to exceed the aggregate number of shares of Preferred Stock authorized herein), which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board, and the distinctive serial designation thereof;

            (2)   the voting powers, full or limited, if any, of the shares of such series and the number of votes per share;

            (3)   the rights in respect of dividends on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates and the relative rights or priority, if any, of payment of dividends on shares of that series and any limitations, restrictions or conditions on the payment of dividends;

            (4)   the relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that series, which the holders of the shares of that series shall be entitled to receive upon any liquidation, dissolution or winding up of the Corporation;

            (5)   the terms and conditions (including the price or prices, which may vary under different conditions and at different redemption or purchase dates), if any, upon which all or any part of the shares of that series may be redeemed or purchased by the Corporation, and any limitations, restrictions or conditions on such redemption or purchase;

            (6)   the terms, if any, of any purchase, retirement or sinking fund to be provided for the shares of that series;

            (7)   the terms, if any, upon which the shares of that series shall be convertible into or exchangeable for shares of any other class, classes or series, or other securities, whether or not issued by the Corporation;

            (8)   the restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Corporation so long as any shares of that series are outstanding; and

            (9)   any other powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof of the shares of such series not inconsistent with law, this Article IV or any resolution of the Board in accordance with this Article IV.

  The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of the Preferred Stock shall be alike in all respects.

          (B)  Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate (including any certificate of designations relating to such series). Except as may be provided by the Board in this Certificate (including any certificate of designations relating to such series) or by applicable law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or series, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board or as part of any other series of Preferred Stock.

        Section 4.3    Common Stock.

          (A)    Voting Rights.    Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Certificate (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more other outstanding classes or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

          (B)    Dividends and Distributions.    Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock having a preference over, or the right to

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  participate with, the Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, such dividends and other distributions may be declared and paid on the Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine.

          (C)    Liquidation, Dissolution or Winding Up.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.

ARTICLE V

        Section 5.1    Board of Directors.

          (A)  The business and affairs of the Corporation shall be managed by, or under the direction of, the Board, with the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. Except as otherwise expressly provided in this Certificate (including any certificate of designations relating to any series of Preferred Stock), vacancies on the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as provided in the By-Laws.

          (B)  The Board shall consist of one class of directors. The members of the Board shall be elected for a term of one year and until their successors are elected and qualified. Notwithstanding the foregoing, any director whose term shall expire at any annual meeting shall continue to serve until such time as his or her successor shall have been duly elected and shall have been qualified unless his or her position on the Board shall have been abolished by action taken to reduce the size of the Board prior to said meeting.

          (C)  In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate (including any certificate of designations relating to any series of Preferred Stock) or the By-Laws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, in all cases, to the provisions of the DGCL, this Certificate (including any certificate of designations relating to any series of Preferred Stock) and the By-Laws; provided, however, that no amendments to this Certificate (including any certificate of designations relating to any series of Preferred Stock) or the By-Laws hereafter adopted by the Corporation shall invalidate any prior act of the Board that would have been valid if such amendments to this Certificate (including any certificate of designations relating to any series of Preferred Stock) or the By-Laws had not been adopted.

          (D)  Directors of the Corporation need not be elected by written ballot unless the By-Laws shall so provide.

ARTICLE VI

        Section 6.1    Limited Liability of Directors.     To the fullest extent permitted under the DGCL, no person who is or was a director of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for any breach of fiduciary duty by such director as a

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director of the Corporation. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment, modification or repeal of this Article VI by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 6.1 shall, unless otherwise required by law, eliminate or reduce the effect of this Article VI in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment or repeal.

ARTICLE VII

        Section 7.1    Indemnification of Directors, Officers and Others.     Each person (and such person's heirs, executors or administrators) who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or a predecessor of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation, or a predecessor of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by provisions of the DGCL that may not be lawfully waived, as such provisions exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators (including any employee benefit plan, pension plan or other similar or comparable capacity) in connection with such proceeding; provided, however, that, except as may be provided in the By-Laws, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article VII shall, subject to the By-Laws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The provisions of this Article VII shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.

        Section 7.2    Insurance.     To the fullest extent permitted by the law of the State of Delaware, the Corporation may purchase and maintain insurance on its own behalf and on behalf of any person described in Section 7.1 against any liability asserted against such person and incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII or otherwise.

        Section 7.3    Article Not Exclusive.     The rights to indemnification conferred in this Article VII shall neither be exclusive of, nor be deemed in limitation of, any other right which any person may have or hereafter acquire under any statute, provision of this Certificate, the By-Laws, any agreement, vote of stockholders or directors or otherwise, both as to actions in such person's official capacity and actions in any other capacity, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to Section 7.1 of this Article VII shall be made to the fullest extent permitted by law. This Article VII shall not limit the right of the

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Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 7.1 hereof.

        Section 7.4    Savings Clause.     If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under Section 7.1 of this Article VII to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VIII

        Section 8.1    Amended and Restated Certificate of Incorporation.     Subject to this Certificate and the requirements of the DGCL, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate. In addition, other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate in its present form or as hereafter amended are granted and held subject to the rights the Corporation has reserved in this Section 8.1.

        Section 8.2    By-Laws.     In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the By-Laws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate. Notwithstanding anything to the contrary contained in this Certificate, but in addition to any affirmative vote of the holders of any particular class or series of stock of the Corporation required by applicable law, this Certificate (including any certificate of designations relating to any series of Preferred Stock) or the By-Laws, the affirmative vote of the holders of at least a majority of the voting power of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the By-Laws.

ARTICLE IX

        Section 9.1    Severability.     If any provision or provisions of this Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate (including, without limitation, each portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate (including, without limitation, each such portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE X

        Section 10.1    Forum.     Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim

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arising pursuant to any provision of the DGCL or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

ARTICLE XI

        The name and address of the incorporator are as follows:

  [Name]
  [Address]

ARTICLE XII

        The Corporation shall be governed by Section 203 of the DGCL.

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        IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation this [    ] day of [                    ] 2013.

[Name] [Title]

 APPENDIX C

BY-LAWS

OF

CACHE, INC.

A Delaware Corporation

ARTICLE I

OFFICES

        Section 1.    Registered Office.     The registered office of Cache, Inc. (the "Corporation") in the State of Delaware shall be located at 615 South DuPont Highway, Dover, Delaware 19901. The name of the Corporation's registered agent at such address shall be National Corporate Research, Ltd. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors of the Corporation (the "Board").

        Section 2.    Other Offices.     The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

        Section 1.    Place and Time of Meetings.     An annual meeting of the stockholders shall be held for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time and place of the annual meeting shall be determined by the Chairman of the Board; provided, that if the Chairman of the Board does not act, the Board shall determine the date, time and place of such meeting.

        Section 2.    Special Meetings.     Special meetings of stockholders may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called at any time by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of stockholders may not be called by any other person.

        Section 3.    Place of Meetings.     The Board may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, the place of meeting shall be the principal executive office of the Corporation.

        Section 4.    Notice of Meeting.     Whenever stockholders are required or permitted to take action at a meeting, written or printed notice stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. All such notices shall be delivered, either personally or by mail, by or at the direction of the Board, the Chief Executive Officer or the Secretary, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

        Section 5.    Stockholders List.     The officer having charge of the stock ledger of the Corporation shall make available, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten

(10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date). Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 6.    Quorum.     The holders of a majority of the outstanding voting power of the shares of capital stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation of the Corporation (as amended or amended and restated and including any certificate of designations relating to any series of preferred stock, the "Certificate of Incorporation"). If a quorum is not present, the holders of a majority of the voting power of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place.

        Section 7.    Adjourned Meetings.     When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 8.    Vote Required.     When a quorum is present, the affirmative vote of the shares representing a majority of the voting power, voting together as a single class, present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one upon which by express provisions of an applicable law, the Certificate of Incorporation or these By-Laws a different vote is required, in which case such express provision shall govern and control the decision of such question.

        Section 9.    Voting Rights.     Except as otherwise provided by the General Corporation Law of the State of Delaware (the "DGCL") or by the Certificate of Incorporation or any amendments thereto, every stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of common stock held by such stockholder.

        Section 10.    Proxies.     Each stockholder entitled to vote at a meeting of stockholders or, if applicable, to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Any proxy which is not irrevocable is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, or delivers to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

        Section 11.    Action by Written Consent.     Except as otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. To the extent the holders of any classes or series of stock of the Corporation have the right pursuant to the Certificate of Incorporation to take an action without a meeting, any action required which may be taken at any annual or special meeting of such

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stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock of such class or series of stock having not less than the minimum number of votes that would be necessary to authorize or take such action by such class or series of stock at a meeting at which all shares of such class or series entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, or the Corporation's principal place of business, or an officer or agent of the Corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested; provided, however, that no consent or consents delivered by certified or registered mail shall be deemed delivered until such consent or consents are actually received at the registered office. All consents properly delivered in accordance with this Section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by this Section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders of such class or series who have not consented in writing. Any action taken pursuant to such written consent or consents of the stockholders of such class or series shall have the same force and effect as if taken by the stockholders of such class or series at a meeting thereof.

        Section 12.    Stockholder Meetings Additional Procedures.     The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairman of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the dismissal of business not properly presented, maintaining order at the meeting and safety of those present, restricting entry to the meeting after the time fixed for commencement thereof and limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders.

        Section 13.    Inspectors of the Stockholder Meetings.     The Board, in advance of all meetings of the stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof, who may be employees or agents of the Corporation or stockholders or their proxies, but not directors of the Corporation or candidates for election as directors. In the event that the Board fails to so appoint one or more inspectors or, in the event that one or more inspectors previously designated by the Board fails to appear or act at the meeting of stockholders, the chairman of the meeting may appoint one or more inspectors to fill such vacancy or vacancies. Inspectors appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. Inspectors shall, subject to the power of the chairman of the meeting to open and close the polls, take charge of the polls, and, after the voting, shall make a certificate of the result of the vote taken.

        Section 14.    Nominations or Other Business Brought Before Stockholder Meetings.

        (A)  (1) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the

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Board or any committee thereof, or (c) by any stockholder of the Corporation who is entitled to vote on such election or such other business at the meeting, who complied with the notice procedures set forth in subparagraphs A(2) and A(3) of this Section 14 and who was a stockholder of record both at the time such notice is delivered to the Secretary of the Corporation and at the time of the annual meeting. Compliance with this Section 14 shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or director nominations made under Rule 14a-11 under the Exchange Act and included in the Corporation's notice of meeting) before a meeting of stockholders.

          (2)   For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that (x) the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, or (y) no annual meeting was held during the prior year, notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For purposes of the application of Rule 14a-4(c) of the Exchange Act (or any successor provision), the date for notice specified in this paragraph (A)(2) shall be the earlier of the date calculated as hereinbefore provided or the date specified in Rule 14a-4(c)(1).

          Such stockholder's notice shall set forth:

            (a)   as to each person whom the stockholder proposes to nominate for election or re-election as a director:

                (i)  the name, age, business address and residence address of such individual,

               (ii)  the class, series and number of any shares of the Corporation which are owned beneficially and of record by such individual and the date such shares were acquired and the investment intent of such acquisition,

              (iii)  all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

              (iv)  a completed signed questionnaire, representation and agreement required by Section 14(C) of this Article;

            (b)   as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

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            (c)   as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

                (i)  the name and address of such stockholder (and any stockholder who is of the immediate family sharing the same household as the nominating stockholder), as they appear on the Corporation's books, and of such beneficial owner,

               (ii)  the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder (and any stockholder who is of the immediate family sharing the same household as the nominating stockholder) and such beneficial owner and the dates such stock were acquired,

              (iii)  a description in reasonable detail of any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of stock of the Corporation or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a "Derivative") directly or indirectly owned beneficially by such stockholder (and/or any stockholder who is of the immediate family sharing the same household as the nominating stockholder) or such beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of stock of the Corporation,

              (iv)  a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the stockholder (and/or any stockholder who is of the immediate family sharing the same household as the nominating stockholder) or such beneficial owner has a right to vote any stock or any other security of the Corporation,

               (v)  any rights to dividends on the stock of the Corporation owned beneficially by the stockholder (and/or any stockholder who is of the immediate family sharing the same household as the nominating stockholder) or such beneficial owner that are separated or separable from the underlying stock of the Corporation,

              (vi)  any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the stockholder (and/or any stockholder who is of the immediate family sharing the same household as the nominating stockholder) or such beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner,

             (vii)  any performance-related fees (other than an asset-based fee) that the stockholder (and/or any stockholder who is of the immediate family sharing the same household as the nominating stockholder) or such beneficial owner is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives, if any, as of the date of such notice,

            (viii)  a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

              (ix)  a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to

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      solicit proxies from stockholders in support of such proposal or nomination and any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

            (d)   a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, "proponent persons");

            (e)   a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation;

            (f)    to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nomination or proposal, as applicable, on the date of such stockholder's notice; and

            (g)   a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder, its affiliates and associates and others acting in concert therewith and each person nominated for election or re-election as a director, his or her respective affiliates and associates and others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K (or any successor rule) if such stockholder or any person acting in concert therewith were the "registrant" for purposes of such rule and the person nominated for election or re-election as a director were a director or executive of such registrant. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(2) or paragraph (B) of this Section 14) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof; such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof).

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  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

          (3)   Notwithstanding anything in Section 14 to the contrary, in the event that the number of directors to be elected to the Board is increased, effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 14, and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 14 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which a public announcement of such increase is first made by the Corporation.

        (B)  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2 of Article II hereof. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board or a committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who complies with the notice procedures set forth in this Section 14 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting if the stockholder's notice meeting the requirements of paragraph (A)(2) of this Section 14 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting and the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

        (C)  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 14 of this Article) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nominee is being nominated (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that that person (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how that person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (b) any Voting Commitment that could limit or interfere with that person's ability to comply, if elected as a director of the Corporation, with that person's duties to the Corporation under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in the questionnaire, representation or agreement, and (iii) in the person's individual capacity and on behalf of any person or entity on whose behalf the nominee is being nominated, would be in compliance, if elected as a director of the Corporation, and will comply,

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with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

        (D)  (1) Only persons who are nominated in accordance with the procedures set forth in this Section 14 shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 14. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 14 and, if any proposed nomination or business is not in compliance with this Section 14, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

          Notwithstanding the foregoing provisions of this Section 14, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 14, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

          (2)   For purposes of this Section 14, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

          (3)   For purposes of this Section 14, no adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice of such meeting for purposes of this Section 14, and in order for any notification required to be delivered by a stockholder pursuant to this Section 14 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

          (4)   Notwithstanding the foregoing provisions of this Section 14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 14; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 14 (including paragraphs (A)(1)(c) and (B) of this Section 14), and compliance with this Section 14 shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Section shall apply to the right, if any, of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

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 ARTICLE III

DIRECTORS

        Section 1.    General Powers.     The business and affairs of the Corporation shall be managed by, or under the direction of, the Board.

        Section 2.    Number, Election and Term of Office.     The number of directors shall be established from time to time by resolution of the Board. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Except as otherwise provided by the Certificate of Incorporation, the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. The directors shall be elected in this manner at each annual meeting of the stockholders. Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

        Section 3.    Removal and Resignation.     Any director or the entire Board may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power then entitled to vote at an election of directors. Whenever the holders of any class or series are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, the provisions of this Section 3 shall apply, in respect of the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Any director may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the time therein specified (or immediately, if not so specified), and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

        Section 4.    Vacancies.     Except as otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as herein provided.

        Section 5.    Chairman of the Board.     The Board shall annually elect one of its members to be Chairman of the Board and shall fill any vacancy in the position of the Chairman of the Board at such time and in such manner as the Board shall determine. The Chairman of the Board may, but need not, be an officer of, or employed in an executive or any other capacity by, the Corporation. The Chairman of the Board shall preside at all meetings of the Board and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board or by these By-Laws and as may be provided by law.

        Section 6.    Annual Meetings.     The annual meeting of each newly elected Board shall be held without other notice than this Section 6 immediately after, and at the same place as, the annual meeting of stockholders.

        Section 7.    Other Meetings and Notice.     Regular meetings, other than the annual meeting, of the Board may be held without notice at such time and at such place as shall from time to time be determined by resolution of the Board. Special meetings of the Board may be called by or at the request of the Chairman of the Board or the Chief Executive Officer on at least twenty-four (24) hours' notice to each director, either personally, by telephone or by electronic mail.

        Section 8.    Quorum, Required Vote and Adjournment.     A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the directors present thereat may adjourn the meeting from

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time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

        Section 9.    Committees.     The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in such resolution or these By-Laws shall have and may exercise the powers of the Board in the management and affairs of the Corporation except as otherwise limited by law. The Board may adopt charters for one or more of such committees. Any director may belong to any number of committees of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. Unless otherwise provided in the Certificate of Incorporation, these By-Laws or the resolution of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

        Section 10.    Committee Rules.     Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee. In the absence of such rules, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article III hereof. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. In the event that a member and that member's alternate, if alternates are designated by the Board as provided in Section 10 of Article III hereof, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

        Section 11.    Communications Equipment.     Members of the Board or any committee thereof may participate in and act at any meeting of such Board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this Section 11 shall constitute presence in person at the meeting.

        Section 12.    Waiver of Notice and Presumption of Assent.     Any member of the Board or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the Secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

        Section 13.    Action by Written Consent.     Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the

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case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

        Section 14.    Compensation and Expense Reimbursement.     The Board may establish policies for the compensation of directors and for the reimbursement of the expenses of directors, in each case, in connection with services provided by directors to the Corporation. Nothing contained in this Section 14 shall preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

ARTICLE IV

OFFICERS

        Section 1.    Number.     The officers of the Corporation shall be elected by the Board and shall consist of a Chief Executive Officer and a Secretary and such other officers and assistant officers as may be deemed necessary or desirable by the Board, on such terms and to perform such functions as the Board shall determine in its sole discretion. The Board may also elect a President, Chief Financial Officer, one or more Executive Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries or Assistant Treasurers, a Treasurer and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board may also appoint, employ, or otherwise contract with such other persons or entities for the transaction of the business of the Corporation or the performance of services for or on behalf of the Corporation. In addition to the authority, powers and duties specified below, the Board may delegate to any officer, person or entity such authority, powers and duties to act on behalf of the Corporation as the Board may, from time to time, deem appropriate. In particular, the Board may appoint an officer to execute any contract or other agreement or document on behalf of the Corporation; provided, that no officer may execute and file on behalf of the Corporation with the Secretary of State (i) any certificates of amendment to the Certificate of Incorporation, (ii) one or more restated certificates of incorporation and certificates of merger or consolidation or (iii) upon the dissolution and completion of winding up of the Corporation, a certificate of cancellation canceling the Certificate of Incorporation, without having first obtained the affirmative consent of the holders of the outstanding shares of capital stock of the Corporation as required by the DGCL or the Certificate of Incorporation or these By-Laws.

        Section 2.    Election and Term of Office.     All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board (which may be an annual term) or until their respective successors are chosen and qualified or until his or her earlier death, resignation or removal. The Chief Executive Officer may appoint one or more Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers and such other officers as he shall deem necessary and appropriate and may give any of them such further designations or alternate titles as he considers desirable. Any number of offices may be held by the same person. Vacancies may be filled or new offices created and filled at any meeting of the Board. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

        Section 3.    Removal.     Any officer or agent elected by the Board may be removed by the Board, whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. In the case of appointed officers, any officer upon whom power of appointment or removal shall have been conferred by these By-Laws or the Board may remove such appointed officers.

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        Section 4.    Vacancies.     Any vacancy occurring in any office because of the death, resignation, removal, disqualification or otherwise, may be filled by the Board, or, to the extent provided for herein, by the Chief Executive Officer.

        Section 5.    Compensation.     Compensation of all officers shall be fixed by the Board or shall be delegated by the Board to be fixed, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the Corporation.

        Section 6.    Chief Executive Officer.     The Chief Executive Officer shall be the primary executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of Chief Executive Officer or such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

        Section 7.    President.     The President, if any, at the request or in the absence of the Chief Executive Officer or during the Chief Executive Officer's inability to act, shall perform the duties of the Chief Executive Officer and, when so acting, shall have the powers of the Chief Executive Officer.

        Section 8.    Chief Financial Officer.     The Chief Financial Officer, if any, shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her by the Board, the Chief Executive Officer, the President, if any, or as may be provided by law.

        Section 9.    Executive Vice Presidents.     The Executive Vice Presidents, if any, shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board, the Chief Executive Officer, the President, if any, or as may be provided by law.

        Section 10.    Vice Presidents.     The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board, the Chief Executive Officer, the President, if any, or as may be provided by law.

        Section 11.    Secretary.     The Secretary, or any Assistant Secretary so designated, shall have the duty to record the proceedings of the meetings of the stockholders, the Board and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of any applicable agreement or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document on behalf of the Corporation, the execution of which is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him or her by the Board, the Chief Executive Officer; the President, if any, or as may be provided by law.

        Section 12.    Treasurer.     The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under the authority of the Board. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in the books of the Corporation, shall render to the Chief Executive Officer and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of Treasurer and such other duties as may, from time to time, be assigned to him or her by the Board or the Chief Executive Officer or as may be provided by law.

        Section 13.    Other Officers.     The other officers, if any, of the Corporation shall have such titles, authority, powers and duties in the management of the Corporation as shall be stated in a resolution of the Board, or as determined by the Chief Executive Officer, which are not inconsistent with these By-Laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the

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control of the Board and the Chief Executive Officer. The Board or the Chief Executive Officer may require any officer, agent or employee to give security for the faithful performance of his or her duties.

        Section 14.    Substitute Officers.     Unless otherwise provided in these By-Laws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer's powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

ARTICLE V

SIGNING AUTHORITIES

        Section 1.    Real Property.     Real property or interests in real property owned by the Corporation in its own right, shall not be deeded, conveyed, mortgaged, assigned or transferred except when duly authorized by a resolution of the Board. The Board may from time to time authorize officers to deed, convey, mortgage, assign or transfer real property owned by the Corporation in its own right with such maximum values as the Board may fix in its authorizing resolution.

        Section 2.    Senior Signing Powers.     Subject to the exception provided in Section 1 of Article V hereof, the Chief Executive Officer, the President (if any) and the Chief Financial Officer is authorized to accept, endorse, execute or sign any document, instrument or paper in the name of, or on behalf of, the Corporation in its own right or in any fiduciary, representative or agency capacity and, when required, to affix the seal of the Corporation thereto. In such instances as in his or her judgment deems proper and acceptable, the Chief Executive Officer may authorize in writing any Executive Vice President or Vice President to have the powers set forth in this Section 2, applicable only to the performance or discharge of the duties of such officer within his or her particular division or function.

        Section 3.    Limited Signing Powers.     The Chief Executive Officer may authorize in writing, any other officer, employee or individual to have the limited powers set forth in any one or more of the paragraphs below, or such other limited signing powers as he or she shall deem appropriate, which shall be applicable only to the performance or discharge of the duties of such officer, employee or individual within his or her particular division or function.

          (a)   Authorization to accept, endorse, execute or sign all: acceptances; authentications; bills of exchange; bills of lading; bills receivable; certificates of deposit; certifications; disclosure notices required by law; drafts; endorsements; guarantees of signatures to the assignment of stock, bonds or other instruments; letters of credit; and notes.

          (b)   Authorization to accept, endorse, execute or sign documents of any type required for the prosecution or defense of judicial, regulatory or administrative proceedings.

          (c)   Authorization to accept, endorse, execute or sign: employee contracts or offers of employment; leases; transfer of real or personal property held by the Corporation or in trust; or documents or instruments in connection with any transaction wherein the Corporation is acting in any fiduciary, representative or agency capacity.

          (d)   Authorization to accept, endorse, execute or sign internal transactions only.

        Section 4.    Rescission of Signing Powers.     Any signing authority authorized by the Chief Executive Officer may be rescinded at any time by him or her and any signing power shall terminate without necessity of further action when the officer or employee having such power leaves the employ of the Corporation.

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 ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

        Section 1.    Nature of Indemnity.     Each person (and such person's heirs, executors or administrators) who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals (hereinafter a "proceeding"), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer, of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators (including any employee benefit plan, pension plan or other similar or comparable capacity) in connection with such proceeding; provided, however, that, except as provided in Section 2 of Article VI hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article VI shall, subject to Sections 2 and 5 of Article VI hereof, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The provisions of this Article VI shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.

        Section 2.    Procedure for Indemnification.     Any indemnification of any person under Section 1 of Article VI hereof or advancement of expenses under Section 5 of Article VI hereof shall be made promptly, and in any event within thirty (30) days, upon the written request of such person. If the Corporation denies a written request for indemnification or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article VI shall be enforceable by such person in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        Section 3.    Article Not Exclusive.     The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VI shall

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neither be exclusive of, nor be deemed in limitation of, any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, any agreement, vote of stockholders or directors or otherwise, both as to actions in such person's official capacity and actions in any other capacity, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to Section 1 of Article VI hereof shall be made to the fullest extent permitted by law. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 1 of Article VI hereof.

        Section 4.    Insurance.     To the fullest extent permitted by the law of the State of Delaware, the Corporation may purchase and maintain insurance on its own behalf and on behalf of any person described in Section 1 in Article VI hereof against any liability asserted against such person and incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise.

        Section 5.    Expenses.     To the fullest extent permitted by the laws of the State of Delaware, expenses (including attorneys' fees) incurred by any person described in Section 1 of Article VI hereof in appearing at, participating in or defending any proceeding shall be paid by the Corporation in advance of such proceeding's final disposition, unless otherwise determined by the Board in the specific case, upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified under this Article VI or otherwise. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

        Section 6.    Employees and Agents.     Persons who are not covered by the foregoing provisions of this Article VI and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board.

        Section 7.    Contract Rights.     The provisions of this Article VI shall be deemed to be a contract right between the Corporation and each director or officer (or legal representative thereof) who serves in any such capacity at any time while this Article VI and the relevant provisions of the DGCL and other applicable law, if any, are in effect, and any repeal, amendment, alteration or modification of this Article VI or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then or theretofore existing, or any proceeding thereafter brought or threatened based in whole or in part on any such state of facts.

        Section 8.    Merger or Consolidation.     For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall stand in the same position under this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

        Section 9.    Service for Subsidiaries.     Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are, directly or indirectly, owned by the Corporation (a "subsidiary" for

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this Article VI) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

        Section 10.    References to Certain Terms.     For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries.

        Section 11.    Savings Clause.     If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under Section 1 of Article VI hereof to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VII

CERTIFICATES OF STOCK

        Section 1.    Form.     Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chief Executive Officer, President (if any) or Chief Financial Officer and the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares of a specific class or series owned by such holder in the Corporation. If such a certificate is countersigned (1) by a transfer agent or an assistant transfer agent other than the Corporation or its employee or (2) by a registrar other than the Corporation or its employee, the signatures of any such Chief Executive Officer, President (if any), Chief Financial Officer, Secretary or Assistant Secretary may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation. All certificates for shares shall be consecutively numbered or otherwise identified. The name of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the books of the Corporation. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder's attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate or certificates, and record the transaction on its books. The Board may appoint a bank or trust corporation organized under the laws of the United States or any state thereof to act as the Corporation's transfer agent or registrar, or both, in connection with the transfer of any class or series of securities of the Corporation.

        Section 2.    Lost Certificates.     The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the

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Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

        Section 3.    Fixing a Record Date for Stockholder Meetings.     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        Section 4.    Fixing a Record Date for Action by Written Consent.     In the event that the holders of any class or series of stock of the Corporation may take an action by written consent without a meeting pursuant to the terms of the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

        Section 5.    Fixing a Record Date for Other Purposes.     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

        Section 6.    Registered Stockholders.     Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

        Section 7.    Subscriptions for Stock.     Unless otherwise provided for in a subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the Board. Any call made by the Board for payment on subscriptions shall be

17

uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

ARTICLE VIII

GENERAL PROVISIONS

        Section 1.    Dividends.     Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

        Section 2.    Checks, Drafts or Orders.     All checks, drafts or other orders for the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the Board or a duly authorized committee thereof.

        Section 3.    Contracts.     The Board may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

        Section 4.    Loans.     Subject to applicable law, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any non-executive officer or other employee of the Corporation or of any of its subsidiaries whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Section 4 contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute. Notwithstanding the foregoing, the Corporation may not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Corporation.

        Section 5.    Fiscal Year.     The fiscal year of the Corporation shall be such period of twelve consecutive months as the board of directors may by resolution designate.

        Section 6.    Corporate Seal.     The Board shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        Section 7.    Voting Securities Owned By the Corporation.     Voting securities in any other corporation held by the Corporation shall be voted by the Chief Executive Officer, unless the Board specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

18

        Section 8.    Section Headings.     Section headings in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

        Section 9.    Inconsistent Provisions.     In the event that any provision of these By-Laws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL or any other applicable law, the provision of these By-Laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE IX

AMENDMENTS

        Section 1.    Amendments of By-Laws.     By-Laws may be amended, altered, repealed and adopted as set forth in the Certificate of Incorporation. In addition, By-Laws may be amended, altered or repealed and new By-Laws adopted at any meeting of the Board by a majority vote. The fact that the power to amend, alter, repeal and adopt By-Laws has been conferred upon the Board shall not divest the stockholders of the same powers.

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 Appendix D

Florida Business Corporation Act
Title XXXVI. Business Organizations (Chapters 606-623)
Chapter 607. Corporations
XIII. Dissenters' Rights

  •
  607.1301. Appraisal rights; definitions

        The following definitions apply to ss. 607.1302-607.1333:

          (1)   "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

          (2)   "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

          (3)   "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

          (4)   "Fair value" means the value of the corporation's shares determined:

            (a)   Immediately before the effectuation of the corporate action to which the shareholder objects.

            (b)   Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

            (c)   For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

          (5)   "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

          (6)   "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

          (7)   "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

          (8)   "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

          (9)   "Shareholder" means both a record shareholder and a beneficial shareholder.

1

CREDIT(S)

Laws 1989, c. 89-154, § 118. Amended by Laws 2003, c. 2003-283, § 21, eff. Oct. 1, 2003; Laws 2005, c. 2005-267, § 2, eff. June 20, 2005.

  •
  607.1302. Right of shareholders to appraisal

        (1)   A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

          (a)   Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

          (b)   Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

          (c)   Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

          (d)   An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

          (e)   Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

          (f)    With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

            1.     Altering or abolishing any preemptive rights attached to any of his or her shares;

            2.     Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

            3.     Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

            4.     Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

2

            5.     Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

            6.     Reducing the stated dividend preference of any of the shareholder's preferred shares; or

            7.     Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

        (2)   Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

          (a)   Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

            1.     Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

            2.     Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

          (b)   The applicability of paragraph (a) shall be determined as of:

            1.     The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

            2.     If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

          (c)   Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

          (d)   Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

            1.     Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

              a.     Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

              b.     Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the

3

      appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

            2.     Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

              a.     Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

              b.     Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

              c.     In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

          (e)   For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

        (3)   Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

        (4)   A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

          (a)   Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

          (b)   Was procured as a result of fraud or material misrepresentation.

4

CREDIT(S)

Laws 1989, c. 89-154, § 119. Amended by Laws 1994, c. 94-327, § 5, eff. June 2, 1994; Laws 1997, c. 97-102, § 31, eff. July 1, 1997; Laws 2003, c. 2003-283, § 22, eff. Oct. 1, 2003; Laws 2004, c. 2004-378, § 1, eff. June 24, 2004; Laws 2005, c. 2005-267, § 3, eff. Jan. 1, 2006.

  •
  607.1303. Assertion of rights by nominees and beneficial owners

        (1)   A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

        (2)   A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

          (a)   Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

          (b)   Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 23, eff. Oct. 1, 2003.

  •
  607.1320. Notice of appraisal rights

        (1)   If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

        (2)   In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

        (3)   If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

CREDIT(S)

Laws 1989, c. 89-154, § 120. Amended by Laws 1993, c. 93-281, § 35, eff. May 15, 1993; Laws 1997, c. 97-102, § 32, eff. July 1, 1997; Laws 2003, c. 2003-283, § 24, eff. Oct. 1, 2003.

  •
  607.1321. Notice of intent to demand payment

        (1)   If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under

5

s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

          (a)   Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

          (b)   Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

        (2)   A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 25, eff. Oct. 1, 2003. Amended by Laws 2004, c. 2004-378, § 7, eff. June 24, 2004.

  •
  607.1322. Appraisal notice and form

        (1)   If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

        (2)   The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

          (a)   Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

            1.     The shareholder's name and address.

            2.     The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

            3.     That the shareholder did not vote for the transaction.

            4.     Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

            5.     If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

          (b)   State:

            1.     Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

            2.     A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

            3.     The corporation's estimate of the fair value of the shares.

            4.     An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

6

            5.     That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

            6.     The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

          (c)   Be accompanied by:

            1.     Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

            2.     A copy of ss. 607.1301-607.1333.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 26, eff. Oct. 1, 2003.

  •
  607.1323. Perfection of rights; right to withdraw

        (1)   A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

        (2)   A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

        (3)   A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 27, eff. Oct. 1, 2003.

  •
  607.1324. Shareholder's acceptance of corporation's offer

        (1)   If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

        (2)   Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

7

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 28, eff. Oct. 1, 2003.

  •
  607.1326. Procedure if shareholder is dissatisfied with offer

        (1)   A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

        (2)   A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 29, eff. Oct. 1, 2003.

  •
  607.1330. Court action

        (1)   If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

        (2)   The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

        (3)   All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

        (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

        (5)   Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

        (6)   The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

8

CREDIT(S)

Added by Laws 2004, c. 2004-378, § 2, eff. June 24, 2004.

  •
  607.1331. Court costs and counsel fees

        (1)   The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

        (2)   The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a)   Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

          (b)   Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

        (3)   If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

        (4)   To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 30, eff. Oct. 1, 2003. Amended by Laws 2004, c. 2004-5, § 98, eff. June 29, 2004.

  •
  607.1332. Disposition of acquired shares

        Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

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CREDIT(S)

Added by Laws 2003, c. 2003-283, § 31, eff. Oct. 1, 2003.

  •
  607.1333. Limitation on corporate payment

        (1)   No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

          (a)   Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

          (b)   Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

        (2)   The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

CREDIT(S)

Added by Laws 2003, c. 2003-283, § 32, eff. Oct. 1, 2003.

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 Appendix E

CACHE, INC.

2013 STOCK INCENTIVE PLAN

ARTICLE 1

ESTABLISHMENT AND PURPOSE

        1.1    Establishment and Effective Date.     Cache, Inc., a Florida corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Cache, Inc. 2013 Stock Incentive Plan" (the "Plan"). The plan shall become effective as of June 13, 2013, subject to the approval of the Corporation's stockholders at the 2013 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees and directors with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Compensation and Plan Administration Committee (the "Committee"), awards may be made as provided herein.

        1.2    Purpose.     The purpose of the Plan is to encourage and enable key employees and directors (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees and directors with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries and to become and remain directors of the Corporation.

ARTICLE 2

AWARDS

        2.1    Form of Awards.     Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

        2.2    Maximum Shares Available.     The maximum aggregate number of shares of Common Stock available to be awarded under the Plan is 1,065,693 (subject to adjustment pursuant to Article 14 hereof), which represents the sum of 1,000,000 shares of Common Stock plus 65,693 shares of Common Stock otherwise available to be awarded under the Corporation's 2008 Stock Option and Performance Incentive Plan as of the effective date of the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Options or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

ARTICLE 3

ADMINISTRATION

        3.1    Committee.     Awards shall be determined, and the Plan shall be administered by the Committee as appointed from time to time by the Board, which Committee shall consist solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and "outside directors" within the meaning of Section 162(m) of the Code (or regulations promulgated thereunder).

        3.2    Powers of the Committee.     Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; and (vii) to determine the employees and directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

        3.3    Delegation.     The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with Section 16 of the Act or any awards to fail to satisfy the performance-based exception under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants, or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

        3.4    Interpretations.     The Committee shall have the sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary and advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees and directors who have received awards under the Plan and all other interested persons.

        3.5    Liability; Indemnification.     No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation, or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Articles of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

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 ARTICLE 4

ELIGIBILITY

        Awards may be made to all employees and directors of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee). In determining the key employees and directors to whom awards shall be granted and the number to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees and directors, their present and potential contributions to the success of the Corporation and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

        As used herein, the term "Subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.

ARTICLE 5

STOCK OPTIONS

        5.1    Grant of Options.     Options may be granted under the plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

        5.2    Designation as Non-qualified Stock Option or Incentive Stock Option.     In connection with any grants of Options, the Committee shall designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

        5.3    Option price.     The purchase price per share under each Option shall be specified by the Committee, but in no event shall it be less than the greater of 100% of the Market Price on the date the Option is granted or the par value of the Common Stock ($.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the purchase price per share shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

        The Market Price of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange, the Market Price on any day shall be the closing price reported on the consolidated trading listing for such day; or (ii) if the Common Stock is not listed on a national stock exchange, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

        The Option price so determined shall also be applicable in connection with the exercise of Tandem Stock Appreciation Rights granted with respect to such Option.

        5.4    Limitation on Amount of Incentive Stock Options.     In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any Subsidiary) shall not exceed $100,000. Solely for purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares that may be issued pursuant

3

to Incentive Stock Options granted under the Plan shall be 1,000,000 shares of Common Stock, subject to adjustment provided in Article 14.

        5.5    Limitation on Time of Grant.     No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

        5.6    Exercise and Payment.     Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payments shall be made in cash or, in the discretion of the Committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the optionee, or (iii) a combination of any of the foregoing, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

        5.7    Term.     The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

        5.8    Rights as a Stockholder.     A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        5.9    General Restrictions.     Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares issuable or transferable upon the exercise thereof upon any securities exchange or under any state of federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

        The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

        5.10    Cancellation of Stock Appreciation Rights.     Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights, if any, shall be cancelled with respect to an equal number of shares of Common Stock.

ARTICLE 6

STOCK APPRECIATION RIGHTS

        6.1    Grants of Stock Appreciation Rights.     Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option.

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Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall not be less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

        6.2    Limitations on Exercise.     Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

        6.3    Surrender or Exchange of Tandem Stock Appreciation Rights.     Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

        6.4    Exercise of Nontandem Stock Appreciation Rights.     The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

        6.5    Settlement of Stock Appreciation Rights.     As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

        6.6    Cash Settlement.     The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.

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 ARTICLE 7

NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

        No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.3 hereof.

        Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

ARTICLE 8

EFFECT OF TERMINATION OF EMPLOYMENT OR BOARD SERVICE, DISABILITY,
DEATH OR CHANGE IN CONTROL

        8.1    General Rule.     In the event the employment or service on the Board of a recipient terminates for any reason (other than death or Disability), the Options or Stock Appreciation Rights granted to such recipient and which are exercisable as of the date of termination of employment may be so exercised within three (3) months after termination of employment or service on the Board, or such longer period as the Committee may determine, and shall then terminate; provided, however, that in no event may such Options or Stock Appreciation Rights be exercised after their expiration date as established in accordance with the provisions of this Plan. Unless otherwise provided in a written agreement pursuant to Article 16, all Options and Stock Appreciation Rights which are not exercisable as of the date of the recipient's termination of employment or service on the Board shall terminate as of such date.

        Options and Stock Appreciation Rights shall not be affected by any change of employment or service on the Board so long as the recipient continues to be (i) employed by either the Corporation or a subsidiary or (ii) a member of the Board. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment or service on the Board if the employee or director was terminated or removed from the Board for one (or more) of the following reasons (or such other reason or reasons set forth in a written agreement pursuant to Article 16): (i) the employee's or director's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's or director's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee or director resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, or (iv) any breach of the employee's or director's fiduciary duties to the Corporation as an employee or officer or director, as applicable. It shall be within the sole discretion of the Committee to determine whether the employee's or director's termination was for one of the foregoing reasons, and the decision of the committee shall be final and conclusive.

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        8.2    Disability.     Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

        "Disability" shall mean any termination of employment or service on the Board with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion.

        8.3    Death.     Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee or director of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee or director at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee or director for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee or director, by the employee's or director's personal representatives, heirs, or legatees at any time within three (3) years from the date of death (subject to limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate.

        In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment or service on the Board due to Disability, if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination of employment or service on the Board, whether or not exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment or service on the Board.

        8.4    Change in Control.     If so determined by the Committee at the time of grant or thereafter, any Options or Stock Appreciation Rights may provide that they shall become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Corporation substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Corporation in which all holders of Common Stock are entitled to participate and (c) immediately after the first date on which a majority of the directors elected by shareholders to the Board are persons who were not nominated by management in the most recent proxy statement of the Corporation (each, a "Change in Control"). Each Option or Stock Appreciation Right containing the foregoing provision shall also contain appropriate provisions for notice by the Corporation so as to permit the recipient to obtain the benefit of the foregoing provision.

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 ARTICLE 9

RESTRICTED SHARES

        9.1    Grant of Restricted Shares.     The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to employees and directors, subject to such restrictions, conditions and other terms as the Committee may determine.

        9.2    Restrictions.     At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

        9.3    Restricted Stock Certificates.     The Corporation shall issue, in the name of each employee and director to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to each employee and director, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's or director's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

        9.4    Rights of Holders of Restricted Shares.     Holders of Restricted Shares shall have the right to vote such shares; however, holders of Restricted Shares shall not have the right to receive any dividends of cash or property with respect to such shares; provided, that the holders of Restricted Shares shall be entitled to receive any rights distributed to all holders of Common Stock pursuant to a rights offering by the Corporation ("Rights Offering") and any shares distributed in connection with a stock split or stock distribution to all holders of Common Stock. All distributions, if any, received by an employee or director with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9; provided, that, any distribution of rights in connection with a Rights Offering and any underlying shares issued upon the exercise of such rights shall not be subject to the restrictions of this Section 9.4.

        9.5    Forfeiture.     Unless otherwise provided in a written agreement pursuant to Article 16, any Restricted Shares granted to an employee or director pursuant to the Plan shall be forfeited if the employee terminates employment or the director terminates service on the Board with the Corporation or its subsidiaries prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the employee's employment or service on the Board terminates as a result of his or her Disability or death, Restricted Shares of such employee or director shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

        9.6    Delivery of Restricted Shares.     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the recipient or the recipient's beneficiary or estate, as the case may be.

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 ARTICLE 10

PERFORMANCE SHARES

        10.1    Award of Performance Shares.     For each Performance Period (as defined in Section 10.2), Performance Shares may be granted under the Plan to such employees or directors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an employee or director shall be credited to an account (a "Performance Share Account") established and maintained for such employee or director.

        10.2    Performance Period.     "Performance Period" shall mean such period of time determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees or directors receiving Performance Shares. Performance Periods may run consecutively or concurrently.

        10.3    Right to Payments of Performance Shares.     With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives of any Performance Shares to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Shares awarded to a recipient shall become partially or fully vested upon the employee's Disability or death, or upon the occurrence of a Change in Control, or upon the termination of the employee's employment or the director's service prior to the end of the Performance Period.

        10.4    Payment for Performance Shares.     As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the employee or director pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

        10.5    Voting and Dividend Rights.     Except as provided in Article 14 hereof, no recipient shall be entitled to any voting rights, to receive any cash dividends or other distributions, or to have his or her Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit a recipient's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock

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multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

        10.6    Transferability.     None of the Performance Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed at any time.

ARTICLE 11

PERFORMANCE UNITS

        11.1    Award of Performance Units.     For each Performance Period (as defined in Section 10.2), Performance Units may be granted under the Plan to such employees or directors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee or director shall be credited to an account (a "Performance Unit Account") established and maintained for such employee or director.

        11.2    Right to Payment of Performance Units.     With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to a recipient shall become partially or fully vested upon the employee's termination of employment or the director's termination of service due to Disability, death or otherwise, or upon the occurrence of a Change in Control.

        11.3    Payment for Performance Units.     As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of the grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

        11.4    Transferability.     None of the Performance Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed at any time.

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 ARTICLE 12

UNRESTRICTED SHARES

        12.1    Award of Unrestricted Shares.     The Committee may cause the Corporation to grant Unrestricted Shares to employees or directors at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

        12.2    Delivery of Unrestricted Shares.     The Corporation shall issue, in the name of each employee or director to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee or director, and shall deliver such certificates to the employee or director as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

ARTICLE 13

CODE SECTION 162(m) PROVISIONS

        13.1    Covered Employees.     Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Shares, Performance Shares or Performance Units are granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Corporation would claim a tax deduction in connection with such Award, a Covered Employee, within the meaning of Section 162(m) of the Code, then the Committee may provide that this Article 13 is applicable to such Award.

        13.2    Performance Criteria.     If the Committee determines that Restricted Shares, Performance Shares or Performance Units are intended to be subject to this Article 13, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Corporation; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to products or projects, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Corporation's performance or the performance of a subsidiary, division, business segment or business unit of the Corporation, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall

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otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        13.3    Adjustments.     Notwithstanding any provision of the Plan, with respect to any Restricted Shares, Performance Shares or Performance Units that are subject to this Article 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        13.4    Restrictions.     The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        13.5    Limitations on Grants to Individual Participants.     Subject to adjustment as provided in Article 14, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 200,000 shares of Common Stock or (ii) Restricted Shares, Performance Units and/or Performance Shares in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares of Common Stock with respect to more than 200,000 shares of Common Stock (the "Limitations"). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Units or Performance Shares that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

ARTICLE 14

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any award shall always be a whole number.

ARTICLE 15

AMENDMENT AND TERMINATION

        The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modifications that may result from

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adjustments authorized by Article 14 hereof shall not require stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification, or amendment of the Plan may, without the consent of the employee or director to whom an award shall theretofore have been granted, adversely affect the rights of such employee or director under such award.

ARTICLE 16

WRITTEN AGREEMENT

        Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the Event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 17

MISCELLANEOUS PROVISIONS

        17.1    Tax Withholding.     The Corporation shall have the right to require recipients or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding requirements, or to deduct from all payments under the Plan, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Corporation may, in its sole discretion, permit a recipient to satisfy his or her minimum tax withholding obligation either by (i) surrendering shares owned by the recipient or (ii) having the Corporation withhold from shares otherwise deliverable to the recipient. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

        17.2    Compliance With Section 16(b).     In the case of employees or directors who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees or directors who are or may be subject to Section 16 of the Act.

        17.3    Successors.     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all or the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

        17.4    General Creditor Status.     Recipients shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any recipient or beneficiary or legal representative of such recipient. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than

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the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such funds except as expressly set forth in the Plan.

        17.5    No Right to Employment/Claim to Award.     Nothing in the Plan or in any written agreement entered into pursuant to the Article 16 hereof, nor the grant of any awards, shall confer upon any employee or director any right to continue in the employ or service of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment or director's service at any time. No employee, director or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, directors or Participants under the Plan.

        17.6    Notices.     Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the recipient or sent by regular mail addressed (a) to the recipient at the recipient's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee as the principal office of the Corporation clearly marked "Attention: Plan Administration Committee."

        17.7    Severability.     In the event that any provision in the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall not be construed and enforced as if the illegal or invalid provision had not been included.

        17.8    Compliance with Section 409A of the Code.     This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

        17.9    Governing Law.     To the extent not preempted by Federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

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i

ii

2. To approve the Company’s 2013 Stock Option and Performance Incentive Plan. 3. To approve, on an advisory (nonbinding) basis, the Company’s executive compensation. 4. To approve, on an advisory (nonbinding) basis, the frequency of future advisory votes on executive compensation. REVOCABLE PROXY . FOLD AND DETACH HERE AND READ THE REVERSE SIDE . CONTINUED AND TO BE SIGNED ON REVERSE Please mark your votes like this X CACHE, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Notice of Internet Availability of Proxy Materials Proxy materials relating to the Annual Meeting of Shareholders are available at http://www.cstproxy.com/cache/2013 The undersigned shareholder of CACHE, INC., a Florida corporation (the “Company”), hereby appoints Jay Margolis and Margaret J. Feeney, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Annual Meeting of shareholders to be held at 10:00 a.m., local time, on, 2013, at the offices of Schulte Roth & Zabel, 919 Third Avenue, New York, New York 10022, and at any adjournments, postponements or continuations thereof, and in connection therewith to vote and represent all of the shares of common stock of the Company which the undersigned would be entitled to vote. Each of the above-named proxies at said meeting, either in person or by substitute, shall have and exercise all of the power said hereunder. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote “FOR” proposals 1,2,3,5,6 and for three years on proposal 4. 1. To elect six named nominees as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. FOR ALL NOMINEES LISTED ABOVE WITHOLD AUTHORITY for the following nominees (Withheld nominee(s) written above.) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN THREE YEARS TWO YEARS ONE YEAR ABSTAIN 01 Jay Margolis 02 Gene G. Gage 03 Michael F. Price 04 Charles J. Hinkaty 05 Robert C. Grayson 06 J. David Scheiner

LEFT BLANK INTENTIONALLY . FOLD AND DETACH HERE AND READ THE REVERSE SIDE . When signing as Attorney, Administrator, Trustee or Guardian, please give full title as such. If signer is a corporation, please sign with full corporation name by duly authorized officer or officers. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature of Shareholder Signature of Shareholder Date Note: Please sign as name appears. Joint owners should each sign. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS 1,2,3,5,6 AND FOR THREE YEARS ON PROPOSAL 4. To change the address on your account, please check the box at the left and indicate your new address in the address space provided below. Please note that changes to the registered name(s) on the account may not be submitted via this method. 6. To ratify the appointment of Mayer Hoffman McCann CPAs, as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013. 7. In their discretion, upon such matters as may properly come before the meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 5. To approve the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, Cache, Inc. (“Cache Delaware”), pursuant to which the Company will merge with and into Cache Delaware for the sole purpose of changing the Company’s state of domicile, including the approval of the certificate of incorporation of Cache Delaware.